united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08037

AdvisorOne Funds

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-493-3313

Date of fiscal year end: 4/30

Date of reporting period: 4/30/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

LOOKING LONG-TERM

Annual Report | AdvisorOne Funds | April 30, 2019

CLS INVESTMENTS

Distributed by Northern Lights Distributors, LLC, Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website advisoronefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

AdvisorOne Funds Annual Report

Table of Contents

Letter from the Portfolio Management Team	1

CLS Global Aggressive Equity Fund
Portfolio Summary	4
Performance Update	5

CLS Global Diversified Equity Fund
Portfolio Summary	6
Performance Update	7

CLS Growth and Income Fund
Portfolio Summary	8
Performance Update	9

CLS Flexible Income Fund
Portfolio Summary	10
Performance Update	11

CLS Shelter Fund
Portfolio Summary	12
Performance Update	13

Schedule of Investments
CLS Global Aggressive Equity Fund	14
CLS Global Diversified Equity Fund	16
CLS Growth and Income Fund	18
CLS Flexible Income Fund	21
CLS Shelter Fund	24

Statements of Assets and Liabilities	25

Statements of Operations	27

AdvisorOne Funds Annual Report

Table of Contents (Continued)

Statements of Changes in Net Assets
CLS Global Aggressive Equity Fund	29
CLS Global Diversified Equity Fund	29
CLS Growth and Income Fund	30
CLS Flexible Income Fund	30
CLS Shelter Fund	31

Financial Highlights
CLS Global Aggressive Equity Fund	32
CLS Global Diversified Equity Fund	34
CLS Growth and Income Fund	36
CLS Flexible Income Fund	38
CLS Shelter Fund	40

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	61

Shareholder Expense Example	62

Trustees and Officers	64

Supplemental Information	66

AdvisorOne Funds Annual Report

Letter from the Portfolio Management Team

Dear Shareholders:

Despite various economic challenges and investors who remain more fearful than greedy, the U.S. stock market is still in official bull market status since it bottomed after the Great Financial Crisis back in March 2009.

Over the last 12 months for period ended April 30, 2019, despite the fourth quarter of 2018, which was the worst in years for total returns, the U.S. stock market was still able to generate a double-digit return. This was in large part driven by the first quarter of 2019, which was the best quarter in ten years and the best first quarter in nearly two decades.

Stock markets outside the U.S., however, have lagged during the bull market, and this was still the case over the last year. Relative losses were driven by a stronger U.S. dollar and concerns over global trade.

Over the same twelve-month period, the Morningstar GblMkt Large-Mid Index gained 4.82 percent. The Morningstar U.S. Market Index gained 13.01 percent. Morningstar U.S. Large Cap Index gained 14.13 percent, while Morningstar U.S. Small Cap Index gained 6.35 percent. Overseas, Morningstar DM xUS Large-Mid Index lost 2.86 percent, while Morninstar EM Large-Mid Index lost 4.20 percent.

The overall domestic investment-grade fixed income market (Bloomberg U.S. Aggregate Bond Index) gained 5.29 percent over the last year, and short-term treasuries returned 2.15 percent. Bloomberg Commodity Index lost 8.03 percent during the same time period.

At CLS Investments (CLS), we continue to strongly believe that Risk-Budgeted (portfolios managed to a target risk level), global, and balanced portfolios help investors succeed over time. We believe this diversified investment approach can reduce investors’ portfolio risk and help to achieve long-term financial goals.

AdvisorOne Funds Annual Report

Investment Outlook

As active, multi-asset allocators, we build our various portfolios around the CLS Investment Themes. These Themes are approved by the CLS Investment Committee and guide our approach to managing the AdvisorOne Funds.

Current CLS Investment Themes:

1)	Be Active

CLS is active at the overall portfolio level by tilting toward asset classes we believe have favorable relative valuations (relative to their history and the overall global market), which currently include international and value stocks.

All else being equal, CLS believes actively managed funds provide greater opportunity for upside potential compared to passively managed funds.

2)	Be Smart

CLS emphasizes rules-based ETFs, also known as smart beta ETFs, which tilt toward factors such as value, momentum, and size. Smart beta ETFs use methodologies that diverge from a broad market-cap weighted index.

3)	Be Creative

To improve portfolio diversification, we utilize investments that are low or negatively correlated with stocks or bonds such as alternative investments and real assets, as well as fixed income securities to help manage portfolio risk.

For more information on our outlook and positioning, please refer to the following pages specific to each AdvisorOne Fund.

Thank you for your trust and confidence in managing your funds.

Sincerely,

CLS Investments Portfolio Management Team

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Funds will achieve their investment objectives.

5514-NLD-6/6/2019

0831-CLS-6/6/2019

THIS PAGE INTENTIONALLY LEFT BLANK

AdvisorOne Funds Annual Report

CLS Global Aggressive Equity Fund - Portfolio Summary

Portfolio Commentary

The CLS Global Aggressive Equity Fund returned 0.99 percent over the year ended April 30, 2019. The Fund has a Risk Budget of 110 (i.e., over time the Fund is approximately 10 percent riskier than a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities).

Technology, specifically semiconductors, consumer defensive companies, and retail stocks were positive for performance. Energy and international positions, particularly with a value-orientation, were the largest detractors to performance.

The Fund’s notable exposures include a tilt towards value stocks, including allocations to the financial, healthcare, energy, and consumer staples sectors. These sectors have attractive relative valuations and growth prospects. The Fund also holds positions in overseas areas, specifically Asia and emerging markets where valuations remain constructive and growth prospects are robust.

Trades in recent months have focused on adding to smaller companies and diversifying exposure in agricultural commodities at the expense of Japanese stocks and various domestic holdings.

Turnover for the Fund over the year ended April 30, 2019 was 17 percent.

*	Based on total net asset value as of April 30, 2019. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

5514-NLD-6/6/2019

0831-CLS-6/6/2019

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
VanEck Vectors Morningstar Wide Moat ETF	8.58%
The Fund is a rules-based, equal weighted index intended to offer exposure to the 20 most attractively priced companies with sustainable competitive advantages.
iShares Edge MSCI International Value Factor ETF	6.00%
The Fund seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations.
VanEck Vectors Pharmaceutical ETF	5.54%
The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Listed Pharmaceutical 25 Index (MVPPHTR), which is intended to track the overall performance of companies involved in pharmaceuticals, including pharmaceutical research and development as well a production, marketing and sales of pharmaceuticals.
VanEck Vectors Retail ETF	5.06%
The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Listed Retail 25 Index (MVRTHTR), which is intended to track the overall performance of companies involved in retail distribution, wholesalers, on-line, direct mail and TV retailers, multi-line retailers, specialty retailers and food and other staples retailers.
iShares MSCI All Country Asia ex Japan ETF	4.97%
The Fund seeks to track the investment results of an index composed of Asian equities, excluding Japan.
iShares U.S. Financial Services ETF	4.76%
The Fund seeks to track the investment results of an index composed of U.S. equities in the financial sector.
First Trust Dorsey Wright International Focus 5 ETF	4.48%
The Fund seeks to provide targeted exposure to the five First Trust sector and industry based ETFs that Dorsey, Wright & Associates (DWA) believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy trading volume and liquidity requirements.
iShares Nasdaq Biotechnology ETF	3.97%
The Fund seeks to track the investment results of an index composed of biotechnology and pharmaceutical equities listed on the NASDAQ.
Davis Select International ETF	3.74%
The Fund seeks long-term capital growth and capital preservation.
iShares U.S. Insurance ETF	3.72%
The Fund seeks to track the investment results of an index composed of U.S. equities in the insurance sector.

AdvisorOne Funds Annual Report

CLS Global Aggressive Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2019

					Since	Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(10/1/09-4/30/19)	(12/7/18-4/30/19)
Class N Shares[1]	0.99%	11.26%	6.75%	N/A	9.46%	N/A
Class T Shares[1]	N/A	N/A	N/A	N/A	N/A	9.73%
MSCI ACWI Index	5.06%	11.36%	6.96%	N/A	8.94%	11.62%
Risk Budget Benchmark	6.15%	12.12%	7.85%	N/A	10.31%	11.82%

[1]	Class N and Class T Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.75% for Class N shares per the September 1, 2018 prospectus and 1.60% for Class T shares per the October 23, 2018 prospectus. This material must be proceeded or accompanied by a prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Global Aggressive Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The MSCI ACWI Index represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

*	Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of 110% of a blended benchmark consisting of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US). The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities.

AdvisorOne Funds Annual Report

CLS Global Diversified Equity Fund - Portfolio Summary

Portfolio Commentary

The CLS Global Diversified Equity Fund returned 0.31 percent over the year ended April 30, 2019. The Fund has a Risk Budget of 100 (i.e., over time the Fund is approximately as risky as a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities).

Domestic high-quality companies (companies with relatively stable earnings growth and low debt) and momentum stocks (i.e., stocks that have been outperforming their respective benchmarks) were the strongest contributors to performance. International stocks, specifically value-oriented stocks and emerging markets, were the largest detractors to performance.

The Fund’s major allocations include international positions, particularly in emerging markets, financial and healthcare stocks, and commodities. International stocks continue to show attractive relative valuations and improving performance.

Recent trades have focused on increasing portfolio weights in smart beta and actively managed positions as well as refocusing commodity exposure.

Turnover for the Fund over the year ended April 30, 2019 was 35 percent.

*	Based on total net asset value as of April 30, 2019. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

5514-NLD-6/6/2019

0831-CLS-6/6/2019

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
SPDR S&P Emerging Markets Dividend ETF	9.73%
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P® Emerging Markets Dividend Opportunities Index.
iShares Edge MSCI USA Quality Factor ETF	7.23%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.
JPMorgan Diversified Return International Equity	7.08%
The Fund seeks to track the FTSE Developed ex North America Diversified Factor Index, which was developed in partnership between FTSE and JP MorganVanguard.
Schwab Fundamental Emerging Markets Large Company Index ETF	5.97%
The goal is to track as closely as possible, before fees and expenses, the total return of the Russell RAFI™ Emerging Markets Large Company Index.
Davis Select Financial ETF	5.25%
The Fund seeks long-term capital growth and capital preservation.
iShares Edge MSCI USA Value Factor ETF	4.56%
The Fund seeks to track the performance of an index that measures the performance of U.S. large-and mid-capitalization stocks with value characteristics and relatively lower valuations, before fees and expenses.
iShares Global Healthcare ETF	4.31%
The Fund seeks to track the investment results of an index composed of global equities in the healthcare sector.
SPDR S&P Emerging Asia Pacific ETF	4.27%
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P® Asia Pacific Emerging BMI Index.
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	4.23%
The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.
Invesco DB Commodity Index Tracking Fund	4.08%
The Fund seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return™ (DBIQ Opt Yield Diversified Comm Index ER) plus the interest income from the Fund’s holdings of primarily US Treasury securities and money market income less the Fund’s expenses. The Fund is designed for investors who want a cost-effective and convenient way to invest in commodity futures.

AdvisorOne Funds Annual Report

CLS Global Diversified Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2019

					Since
		3 Year	5 Year	10 Year	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(12/7/18-4/30/19)
Class N Shares[1]	0.31%	9.81%	5.47%	10.51%	N/A
Class T Shares[1]	N/A	N/A	N/A	N/A	8.49%
MSCI ACWI Index	5.06%	11.36%	6.96%	11.11%	11.62%
Risk Budget Benchmark	6.15%	12.12%	7.85%	12.31%	11.82%

[1]	Class N and Class T Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.50% for Class N shares per the September 1, 2018 prospectus and 1.31% for Class T shares per the October 23, 2018 prospectus. This material must be proceeded or accompanied by a prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Global Diversified Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The MSCI ACWI Index represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

*	Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The blended benchmark consists of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US). The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities.

AdvisorOne Funds Annual Report

CLS Growth and Income Fund - Portfolio Summary

Portfolio Commentary

CLS Growth and Income Fund returned 1.51 percent over the year ended April 30, 2019. The Fund has a Risk Budget of 55 (i.e., over time the Fund is approximately 55 percent as risky as a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities).

Exposure to the quality factor (companies with relatively stable earnings growth and low debt), active fixed income funds, and the consumer staples sector contributed positively to performance — while exposure to commodities, European stocks, and stocks in emerging markets detracted.

The largest sector tilts are real estate and energy. The Fund has tilts to emerging markets and select developed countries where negative market perception has created value. These segments of the market remain attractive due to discounted valuations and strong growth prospects.

The Fund’s interest-rate sensitivity continues to be lower than the overall bond market. If high-quality fixed income bonds perform well relative to lower quality bonds, which have become expensive, the Fund is positioned to outperform.

Turnover for the Fund over the year ended April 30, 2019 was 28 percent.

*	Based on total net asset value as of April 30, 2019. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

5514-NLD-6/6/2019

0831-CLS-6/6/2019

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
Fidelity Total Bond ETF	7.88%
The Fund seeks to provide a high level of current income. The fund normally invests at least 80% of its assets in debt securities of all types and repurchase agreements for those securities.
iShares Edge MSCI USA Value Factor ETF	7.55%
The Fund seeks to track the performance of an index that measures the performance of U.S. large-and mid-capitalization stocks with value characteristics and relatively lower valuations, before fees and expenses.
Invesco DB Commodity Index Tracking Fund	6.23%
The Fund seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return™. The fund pursues its investment objective by investing in index commodities.
PIMCO Enhanced Short Maturity Active ETF	4.93%
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
First Trust TCW Opportunistic Fixed Income ETF	4.55%
The Fund seeks to maximize long-term total return. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including investment borrowings) in fixed income securities.
iShares Edge MSCI USA Quality Factor ETF	4.31%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.
Invesco FTSE RAFI Emerging Markets ETF	4.24%
The Fund is based on the FTSE RAFI Emerging Markets Index (Index). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index and American Depository Receipts (ADRs) based on the securities in the Index.
iShares Edge MSCI USA Momentum Factor ETF	4.22%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, before fees and expenses.
Schwab US TIPS ETF	3.74%
The Fund seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L). The fund will invest at least 90% of its net assets in securities included in the index.
FlexShares Global Upstream Natural Resources	3.67%
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Global Upstream Natural Resources IndexSM (Underlying Index).

AdvisorOne Funds Annual Report

CLS Growth and Income Fund - Performance Update

Annualized Total Returns as of April 30, 2019

					Since
		3 Year	5 Year	10 Year	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(12/7/18-4/30/19)
Class N Shares[1]	1.51%	5.54%	3.51%	7.24%	N/A
Class T Shares[1]	N/A	N/A	N/A	N/A	6.29%
MSCI ACWI Index	5.06%	11.36%	6.96%	11.11%	11.62%
Risk Budget Benchmark	4.61%	7.22%	4.76%	7.03%	6.95%

[1]	Class N and Class T Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.54% for Class N shares per the September 1, 2018 prospectus and 1.37% for Class T shares per the October 23, 2018 prospectus. This material must be proceeded or accompanied by a prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Growth and Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The MSCI ACWI Index represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

*	Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 55% of a blended benchmark consisting of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US), and (ii) 45% of the 1-3 month Treasury Bill index. The weightings against this benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market. The index includes both developed and emerging markets. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

AdvisorOne Funds Annual Report

CLS Flexible Income Fund - Portfolio Summary

Portfolio Commentary

CLS Flexible Income Fund returned 4.29 percent over the year ended April 30, 2019. The Fund has a Risk Budget of 20 (i.e., over time the Fund is approximately 20 percent as risky as a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities).

Exposure to high-yield bonds, intermediate and long-term fixed income, dollar-denominated emerging market bonds, and domestic equities made a positive contribution to the performance over the period. However, exposure to short-term bonds, local denominated emerging markets debt, international equities, and particularly commodities detracted from performance over the past 12 months.

The Fund increased its exposure to corporate bonds and other asset classes including alternatives, commodities, and equities, particularly in the emerging markets, while reducing exposure to short-term bonds, inflation-protected securities (TIPS), high-yield, and municipal bonds.

In terms of sector positioning, the largest overweight was corporate bonds. The Fund also has a notable overweight to agencies/ securitized bonds, mortgage-backed securities, and international bonds. The Fund is underweight inflation-linked bonds and Treasuries. We expect short-term interest rates to continue to remain unchanged for the foreseeable future as the Federal Reserve continues to adopt a wait-and-see approach to monetary policy. This expectation, coupled with the flatness of the yield curve, has led to a modestly below-benchmark duration position for the Fund.

Turnover for the Fund over the year ended April 30, 2019 was 21 percent.

*	Based on total net asset value as of April 30, 2019. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

5514-NLD-6/6/2019

0831-CLS-6/6/2019

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
SPDR Doubleline Total Return Tactical ETF	9.65%
The Fund seeks to maximize total return.
PIMCO Active Bond ETF	8.11%
The Fund is a diversified portfolio of high quality bonds that is actively managed, seeking current income and long-term capital appreciation, consistent with prudent investment management.
PIMCO Enhanced Short Maturity Active ETF	7.72%
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
SPDR Blackstone/GSO Senior Loan ETF	7.14%
The Fund seeks to provide current income consistent with the preservation of capital.
iShares 3-7 Year Treasury Bond ETF	6.09%
The Fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years.
Vanguard Intermediate-Term Corporate Bond ETF	4.72%
The Fund seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity.
iShares Intermediate-Term Corporate Bond ETF	4.61%
The Fund seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities between five and ten years.
Janus Henderson Short Duration Income ETF	4.22%
The Fund is an actively managed fixed income ETF which seeks to provide a steady income stream with low volatility and capital preservation across economic cycles. It is designed to move beyond conventional constraints and provide positive absolute returns.
Invesco Emerging Markets Sovereign Debt ETF	3.18%
is based on the DBIQ Emerging Market USD Liquid Balanced Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index (the “Index”). The Index tracks the potential returns of a theoretical portfolio of liquid emerging markets US dollar-denominated government bonds issued by more than 20 emerging-market countries. The countries in the Index are selected annually pursuant to a proprietary index methodology. The Fund and the Index are rebalanced and reconstituted quarterly.
iShares Core U.S. Aggregate Bond ETF	2.83%
The Fund seeks to track the investment results of an index composed of the total U.S. investment-grade bond market.

AdvisorOne Funds Annual Report

CLS Flexible Income Fund - Performance Update

Annualized Total Returns as of April 30, 2019

					Since	Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(10/1/09-4/30/19)	(12/7/18-4/30/19)
Class N Shares[1]	4.29%	2.87%	2.21%	N/A	3.01%	N/A
Class T Shares[1]	N/A	N/A	N/A	N/A	N/A	4.77%
Bloomberg Barclays US Aggregate Bond Index	5.29%	1.90%	2.57%	N/A	3.31%	3.97%
Risk Budget Benchmark	3.11%	3.39%	2.23%	N/A	2.47%	3.13%

[1]	Class N and Class T Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.16% for Class N shares per the September 1, 2018 prospectus and 1.01% for Class T shares per the October 23, 2018 prospectus. This material must be proceeded or accompanied by a prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Flexible Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The Bloomberg Barclays US Aggregate Bond Index is a market-capitalization-weighted index that covers the USD-denominated, investment-grade (rated Baa3 or above by Moddy’s), fixed-rate, and taxable areas of the bond market. Prior to August 24, 2016, the Index was known as Barclays Aggregate Bond Index.

*	Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 20% of a blended benchmark consisting of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US), and (ii) 80% of the 1-3 month Treasury Bill index. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets. The 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

AdvisorOne Funds Annual Report

CLS Shelter Fund - Portfolio Summary

Portfolio Commentary

CLS Shelter Fund returned 0.81 percent over the year ended April 30, 2019. The Fund has a risk-based benchmark consisting of 75 percent global equities and 25 percent Treasury bills. The global equity portion of the benchmark is represented by a blend of 80 percent domestic equities and 20 percent international equities.

The Fund began the period with 75 percent invested in diversified equities and 25 percent in low volatility equities. Several changes occurred in the Fund during the period of May through September, with the Fund peaking at 95 percent diversified equities and 5 percent reduced volatility stocks on August 8th, 2018 and again on September 13th, 2018. In the fourth quarter of 2018, markets declined sharply, and by the end of October, the Fund ended with 50 percent in diversified stocks and 50 percent reduced volatility equities. The markets rebounded a bit in November, and the Fund was back at 75 percent diversified equities and 25 percent reduced volatility on November 29th, 2018. In December, the market had a steep decline and the Fund ended the fourth quarter with 5 percent in diversified equities, 50 percent in low volatility equities, and 45 percent in U.S. Treasuries Bills. Since the market bottomed on Christmas Eve, the market has had a strong recovery, and the Fund ended the period with 75 percent invested in diversified equities and 25 percent in low volatility equities.

The Fund’s strategy did exactly what it was designed to do in the fourth quarter of 2018 by reducing risk in times of volatility, but this reduced exposure to the stock market did hurt performance in early 2019 as the stock market strongly rebounded. Exposure to multifactor equities and international real estate were beneficial to the portfolio during their holding period, while exposure to small cap and international stocks, particularly emerging markets, had a negative impact on performance.

Turnover for the Fund over the year ended April 30, 2019 was 316 percent.

*	Based on total net asset value as of April 30, 2019. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

5514-NLD-6/6/2019

0831-CLS-6/6/2019

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
Goldman Sachs ActiveBeta U.S. Large Cap Equity	15.83%
Seeks to provide investment results that closely correspond to the performance of the Fund Index.
Invesco FTSE RAFI Emerging Markets ETF	11.42%
The Fund is based on the FTSE RAFI Emerging Markets Index (Index). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index and American Depository Receipts (ADRs) based on the securities in the Index.
Schwab Fundamental U.S. Small Company Index ETF	10.21%
The Funds goal is to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM US Small Company Index.
Invesco S&P 500 Low Volatility ETF	10.09%
The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index (the “underlying index”). The fund generally will invest at least 90% of its total assets in common stocks that comprise the underlying index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. It generally invests in all of the securities comprising the underlying index in proportion to their weightings in the underlying index.
iShares Edge MSCI Min Vol Global ETF	10.04%
The Fund seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets.
iShares Edge MSCI USA Value Factor ETF	9.82%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, before fees and expenses.
Hartford Multifactor Developed Markets ex-US ETF	5.48%
The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (Bloomberg Ticker: LRODMX), which tracks the performance of companies located in major developed markets of Europe, Canada, and the Pacific Region.
John Hancock Multi-Factor Mid Cap ETF	5.46%
The Fund provides investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Mid Cap Index.
iShares MSCI All Country Asia ex Japan ETF	5.42%
The Fund seeks to track the investment results of an index composed of Asian equities, excluding Japan.
iShares Edge MSCI Min Vol USA ETF	5.06%
The Fund seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.

AdvisorOne Funds Annual Report

CLS Shelter Fund - Performance Update

Annualized Total Returns as of April 30, 2019

					Since	Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(12/30/09-4/30/19)	(12/7/18-4/30/19)
Class N Shares[1]	0.74%	9.49%	6.67%	N/A	5.95%	N/A
Class T Shares[1]	N/A	N/A	N/A	N/A	N/A	4.84%
MSCI ACWI Index	5.06%	11.36%	6.96%	N/A	8.41%	11.62%
Risk Based Benchmark	7.78%	10.37%	7.39%	N/A	8.73%	9.49%

[1]	Class N and Class T Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.39% for Class N shares per the September 1, 2018 prospectus and 1.24% for Class T shares per the October 23, 2018 prospectus. This material must be proceeded or accompanied by a prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Shelter Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The MSCI ACWI Index represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

*	Performance of the risk based benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk based benchmark consists of (i) 75% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 25% of the 1-3 month Treasury Bill index. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets. The 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Aggressive Equity Fund
April 30, 2019

	Shares	Fair Value ($)
Equity Funds - 100.88%
Alternative - 1.15%
JPMorgan Diversified Alternatives ETF *	71,000	$1,771,450

Commodity Funds - 1.20%
Invesco DB Agriculture Fund	115,000	1,846,900

Developed International - 26.61%
Davis Select International ETF	307,000	5,765,460
First Trust Dorsey Wright International Focus 5 ETF	353,000	6,911,740
iShares Currency Hedged MSCI Japan ETF +	148,000	4,651,640
iShares Edge MSCI International Value Factor ETF	383,000	9,253,280
iShares MSCI Australia ETF +	164,500	3,581,165
iShares MSCI Hong Kong ETF	39,000	1,032,720
iShares MSCI Turkey ETF +	61,000	1,422,520
iShares MSCI United Kingdom ETF	99,000	3,342,240
WisdomTree Europe SmallCap Dividend Fund	83,000	5,060,510
		41,021,275
Emerging Markets - 14.33%
Hartford Multifactor Emerging Markets ETF	142,000	3,332,740
Invesco FTSE RAFI Emerging Markets ETF	231,000	5,021,940
iShares MSCI All Country Asia ex Japan ETF +	106,000	7,659,560
iShares MSCI India ETF	63,304	2,247,925
SPDR S&P Emerging Asia Pacific ETF	38,000	3,825,460
		22,087,625
Global - 3.47%
Cambria Global Value ETF	232,100	5,354,547

Large Cap Core - 19.55%
First Trust NASDAQ Technology Dividend Index Fund +	142,000	5,680,000
Invesco S&P 500 Equal Weight Consumer Staples ETF +	20,000	2,699,000
VanEck Vectors Morningstar Wide Moat ETF +	271,000	13,219,380
VanEck Vectors Pharmaceutical ETF	147,000	8,533,350
		30,131,730
Large Cap Growth - 12.53%
Fidelity Momentum Factor ETF ^ +	158,000	5,539,227
iShares PHLX Semiconductor ETF +	25,500	5,394,780
VanEck Vectors Gold Miners ETF	28,000	584,920
VanEck Vectors Retail ETF ^ +	72,000	7,793,280
		19,312,207
Large Cap Value - 8.10%
Fidelity Value Factor ETF +	148,000	5,135,600
iShares U.S. Financial Services ETF	54,000	7,342,920
		12,478,520

14	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Aggressive Equity Fund (Continued) April 30, 2019

	Shares	Fair Value ($)
Real Estate - 0.52%
IQ US Real Estate Small Cap ETF	32,000	$803,520

Small/Mid Cap Growth - 3.97%
iShares Nasdaq Biotechnology ETF +	57,500	6,119,150

Small/Mid Cap Value - 9.45%
First Trust Energy AlphaDEX Fund +	391,000	5,032,170
Invesco Solar ETF	44,585	1,118,638
iShares U.S. Insurance ETF ^	84,000	5,738,141
Legg Mason Small-Cap Quality Value ETF ^	21,000	580,230
US Global Jets ETF +	67,000	2,098,440
		14,567,619

Total Equity Funds (cost $129,595,274)		155,494,543
Money Market Funds - 0.05%
Short-Term Cash - 0.05%
Federated Government Obligations Fund Institutional Class, 2.31% **	77,214	77,214
Total Money Market Funds (cost $77,214)		77,214

Collateral for Securities Loaned - 17.49%
Dreyfus Government Cash Management Institutional Class, 2.26% **	2,640,787	2,640,787
Milestone Treasury Obligations Fund Institutional Class, 2.29% ** !	24,324,400	24,324,400
Total Collateral for Securities Loaned (cost $26,965,187)		26,965,187

Total Investments (cost $156,637,675) - 118.42%		$182,536,944
Liabilities Less Other Assets - Net - (18.42)%		(28,395,772)
NET ASSETS - 100.00%		$154,141,172

+	All or a portion of this security is on loan. Total loaned securities had a value of $26,378,924 at April 30, 2019. The loaned securities were secured with cash collateral of $26,965,187.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2019.

^	Affiliated issuer due to ownership.

!	Affiliated issuer due to 5% ownership and related management.

DB - Deutsche Bank

ETF - Exchange Traded Fund

FTSE - Financial Times and Stock Exchange

MSCI - Morgan Stanley Capital International

PHLX - Philadelphia Stock Exchange

RAFI - Research Affiliates Fundamental Indexation

SPDR - Standard & Poor’s Depositary Receipts

15	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Diversified Equity Fund April 30, 2019

	Shares	Fair Value ($)
Equity Funds - 100.15%
Commodity Funds - 5.38%
Invesco DB Commodity Index Tracking Fund +	1,149,000	$18,487,410
Teucrium Corn Fund * +	80,000	1,205,600
Teucrium Wheat Fund * +	225,000	1,111,500
WisdomTree Continuous Commodity Index Fund * +	200,000	3,576,000
		24,380,510
Developed International - 19.75%
Franklin FTSE Canada ETF ^ +	26,000	652,077
Franklin FTSE United Kingdom ETF ^	139,525	3,476,963
iShares MSCI Canada ETF +	250,000	7,137,500
iShares MSCI EAFE Value ETF	88,300	4,422,947
iShares MSCI Hong Kong ETF	103,000	2,727,440
iShares MSCI Spain ETF +	75,000	2,248,500
iShares MSCI Turkey ETF +	70,000	1,632,400
iShares MSCI United Kingdom ETF	74,400	2,511,744
JPMorgan Diversified Return International Equity ETF +	575,000	32,079,250
Schwab International Small-Cap Equity ETF	130,700	4,339,240
USAA MSCI International Value Momentum Blend Index ETF +	115,000	5,307,227
Vanguard FTSE Europe ETF	194,000	10,807,740
Vanguard FTSE Pacific ETF	182,000	12,133,940
		89,476,968
Emerging Markets - 31.31%
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	574,000	19,160,120
Invesco DWA Emerging Markets Markets Momentum ETF	50,500	874,408
Invesco FTSE RAFI Emerging Markets ETF +	250,000	5,435,000
iShares Edge MSCI Min Vol Emerging Markets ETF	103,500	6,201,202
iShares MSCI Emerging Markets Small-Cap ETF	95,800	4,321,538
iShares MSCI Russia ETF	165,500	5,914,970
iShares MSCI Taiwan ETF	72,600	2,601,984
Schwab Fundamental Emerging Markets Large Company Index ETF +	951,400	27,048,302
SPDR S&P Emerging Asia Pacific ETF +	192,000	19,328,640
SPDR S&P Emerging Markets Dividend ETF ^ +	1,375,000	44,082,500
VanEck Vectors Russia ETF	101,300	2,182,002
WisdomTree Emerging Markets Quality Dividend Growth Fund ^	185,500	4,670,890
		141,821,556
Global - 5.56%
Cambria Global Value ETF	136,864	3,157,452
Davis Select Worldwide ETF	100,000	2,463,000
iShares Global Healthcare ETF +	328,000	19,545,520
		25,165,972
Large Cap Core - 15.56%
Davis Select Financial ETF ^	1,000,000	23,790,000
ERShares Entrepreneur 30 ETF	204,072	3,695,173
iShares Edge MSCI USA Momentum Factor ETF +	109,000	12,503,390
John Hancock Multi-Factor Health Care ETF ^	300,000	9,993,000
SPDR SSGA Gender Diversity Index ETF +	145,000	10,619,800
Vanguard Dividend Appreciation ETF	87,000	9,893,640
		70,495,003

16	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Diversified Equity Fund (Continued) April 30, 2019

	Shares	Fair Value ($)
Large Cap Growth - 11.14%
ClearBridge All Cap Growth ETF +	50,000	$1,610,500
Fidelity MSCI Information Technology Index ETF +	56,000	3,533,600
iShares Edge MSCI USA Quality Factor ETF	356,557	32,771,154
SPDR MFS Systematic Growth Equity ETF ^	150,000	12,562,335
		50,477,589
Large Cap Value - 8.64%
DBX ETF Trust - Xtrackers Russell 1000 US QARP ETF +	150,000	4,087,500
iShares Edge MSCI USA Value Factor ETF	250,000	20,647,500
John Hancock Multifactor Consumer Staples ETF ^	220,000	6,160,000
Oppenheimer Russell 1000 Yield Factor ETF ^	35,000	943,512
SPDR S&P Global Natural Resources ETF	157,500	7,315,875
		39,154,387
Real Estate - 2.63%
FlexShares Global Quality Real Estate Index Fund	127,000	8,041,640
Hartford Multifactor REIT ETF ^ +	250,000	3,854,400
		11,896,040
Small/Mid-Cap Growth - 0.18%
SPDR Kensho New Economies Composite ETF ^	25,000	816,763

Total Equity Funds (cost $388,012,018)		453,684,788

Money Market Fund - 1.67%
Short-Term Cash - 1.67%
Federated Government Obligations Fund Institutional Class, 2.31% **	7,554,254	7,554,254
Total Money Market Fund (cost $7,554,254)		7,554,254

Collateral for Securities Loaned - 5.41%
Dreyfus Government Cash Management Institutional Class, 2.26% **	2,401,409	2,401,409
Milestone Treasury Obligations Fund Institutional Class, 2.29% ** !	22,088,900	22,088,900
Total Collateral for Securities Loaned (cost $24,490,309)		24,490,309
Total Investments (cost $420,056,581) - 107.23%		$485,729,351
Liabilities Less Other Assets - Net - (7.23)%		(32,736,122)
NET ASSETS - 100.00%		$452,993,229

+	All or a portion of this security is on loan. Total loaned securities had a value of $28,517,564 at April 30, 2019. The loaned securities were secured with cash collateral of $24,490,309 and non-cash collateral of $4,729,159. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian, The Fund cannot pledge or resell the collateral.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2019.

^	Affiliated issuer due to 5% ownership.

!	Affiliated issuer due to 5% ownership and related management.

DB - Deutsche Bank

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MFS - Massachusetts Financial Services Co.

MSCI - Morgan Stanley Capital International

QARP - Quality at a Reasonable Price

RAFI - Research Affiliates

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipts

SSGA - State Street Global Advisors

USAA - United Services Automobile Association

17	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Growth and Income Fund April 30, 2019

	Shares	Fair Value ($)
Bond Funds - 39.56%
High Yield Bonds - 1.22%
SPDR Blackstone / GSO Senior Loan ETF +	110,000	$5,153,500

Intermediate/Long-Term Bonds - 28.02%
Fidelity Total Bond ETF ^ +	664,963	33,221,551
First Trust TCW Opportunistic Fixed Income ETF +	380,000	19,159,600
iShares 20+ Year Treasury Bond ETF +	45,000	5,564,250
iShares 3-7 Year Treasury Bond ETF +	17,000	2,089,470
iShares 7-10 Year Treasury Bond ETF +	97,000	10,272,300
iShares TIPS Bond ETF	47,100	5,337,372
PIMCO Active Bond ETF	117,500	12,377,450
Schwab US TIPS ETF	285,666	15,754,480
SPDR Doubleline Total Return Tactical ETF +	296,922	14,326,487
		118,102,960
International Bond - 1.84%
Invesco Emerging Markets Sovereign Debt ETF +	206,429	5,771,755
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	60,000	1,987,200
		7,758,955
Short-Term Bonds - 8.48%
iShares 1-3 Year Treasury Bond ETF +	93,000	7,822,230
Janus Henderson Short Duration Income ETF	60,000	2,984,400
PIMCO Enhanced Short Maturity Active ETF	204,257	20,764,767
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF +	135,000	4,147,200
		35,718,597

Total Bond Funds (cost $164,812,237)		166,734,012

Equity Funds - 60.97%
Alternative - 1.98%
IQ Merger Arbitrage ETF *	146,874	4,622,125
JPMorgan Diversified Alternatives ETF *	150,000	3,742,500
		8,364,625
Commodity Funds - 8.13%
Invesco DB Agriculture Fund	500,000	8,030,000
Invesco DB Commodity Index Tracking Fund +	1,631,200	26,246,008
		34,276,008
Developed International - 10.09%
Davis Select International ETF +	35,000	657,300
Franklin FTSE Canada ETF +	10,000	250,799
Goldman Sachs ActiveBeta International Equity ETF	225,000	6,491,250
iShares MSCI EAFE Value ETF +	275,000	13,774,750
iShares MSCI Europe Financials ETF	209,000	4,090,130
iShares MSCI Turkey ETF +	45,000	1,049,400
SPDR Solactive Canada ETF	75,000	4,464,953
Vanguard FTSE Europe ETF	211,500	11,782,665
		42,561,247

18	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Growth and Income Fund (Continued) April 30, 2019

	Shares	Fair Value ($)
Emerging Markets - 8.59%
Invesco FTSE RAFI Emerging Markets ETF	822,800	$17,887,672
iShares Core MSCI Emerging Markets ETF	175,200	9,257,568
iShares MSCI China ETF	20,000	1,270,400
iShares MSCI Mexico ETF +	30,896	1,425,850
iShares MSCI Russia ETF	87,000	3,109,380
Morgan Stanley China A Share Fund, Inc.	139,520	3,236,864
		36,187,734
Global - 6.44%
Davis Select Worldwide ETF +	100,000	2,463,000
FlexShares Global Upstream Natural Resources Index Fund	470,000	15,448,900
iShares Global Healthcare ETF +	155,000	9,236,450
		27,148,350
Large Cap Core - 7.36%
Invesco S&P 500 Equal Weight Consumer Staples ETF +	55,000	7,422,250
iShares Edge MSCI USA Momentum Factor ETF +	155,000	17,780,050
VanEck Vectors Pharmaceutical ETF +	100,000	5,805,000
		31,007,300
Large Cap Growth - 4.31%
iShares Edge MSCI USA Quality Factor ETF +	197,613	18,162,611

Large Cap Value - 7.89%
Financial Select Sector SPDR Fund	50,607	1,418,008
iShares Edge MSCI USA Value Factor ETF	385,200	31,813,668
		33,231,676
Real Estate - 2.32%
FlexShares Global Quality Real Estate Index Fund	84,213	5,332,367
Schwab U.S. REIT ETF +	100,000	4,434,000
		9,766,367
Small/Mid Cap Core - 0.92%
Schwab Fundamental U.S. Small Company Index ETF	100,000	3,866,000

Small/Mid Cap Value - 2.94%
Alerian MLP ETF +	957,500	9,517,550
Invesco Solar ETF +	114,093	2,862,593
		12,380,143

Total Equity Funds (cost $224,254,629)		256,952,061

19	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Growth and Income Fund (Continued) April 30, 2019

	Shares	Fair Value ($)
Money Market Fund - 0.04%
Short-Term Cash - 0.04%
Federated Government Obligations Fund Institutional Class, 2.31% **	151,672	$151,672
Total Money Market Fund (cost $151,672)		151,672

Collateral for Securities Loaned - 14.87%
Dreyfus Government Cash Management Institutional Class, 2.26% **	6,137,167	6,137,167
Milestone Treasury Obligations Fund Institutional Class, 2.29% ** !	56,535,600	56,535,600
Total Collateral for Securities Loaned (cost $62,672,767)		62,672,767

Total Investments (cost $451,891,305) - 115.44%		$486,510,512
Liabilities Less Other Assets - Net - (15.44)%		(65,079,311)
NET ASSETS - 100.00%		$421,431,201

+	All or a portion of this security is on loan. Total loaned securities had a value of $85,506,121 at April 30, 2019. The loaned securities were secured with cash collateral of $62,672,767 and non-cash collateral of $24,811,859. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian, The Fund cannot pledge or resell the collateral.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2019.

^	Affiliated issuer due to 5% ownership.

!	Affiliated issuer due to 5% ownership and related management.

DB - Deutsche Bank

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MLP - Master Limited Partnership

MSCI - Morgan Stanley Capital International

RAFI - Research Affiliates

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipts

TIPS - Treasury Inflation-Protected Securities

20	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Flexible Income Fund April 30, 2019

	Shares	Fair Value ($)
Bond Funds - 83.20%
High Yield Bonds - 15.21%
BlackRock Corporate High Yield Fund, Inc.	78,416	$829,641
iShares iBoxx High Yield Corporate Bond ETF	58,080	5,049,475
PIMCO 0-5 Year High Yield Corporate Bond Index ETF +	56,295	5,669,469
SPDR Blackstone / GSO Senior Loan ETF +	330,316	15,475,305
SPDR Bloomberg Barclays Short Term High Yield Bond ETF +	216,775	5,930,964
		32,954,854
Intermediate/Long-Term Bonds - 47.82%
iShares 20+ Year Treasury Bond ETF +	46,100	5,700,265
iShares 3-7 Year Treasury Bond ETF	107,300	13,188,243
iShares 7-10 Year Treasury Bond ETF	38,000	4,024,200
iShares Broad USD Investment Grade Corporate Bond ETF +	66,900	3,700,239
iShares Core U.S. Aggregate Bond ETF	56,526	6,138,158
iShares Intermediate-Term Corporate Bond ETF	180,760	9,981,567
iShares TIPS Bond ETF	32,717	3,707,490
Nuveen Enhanced Yield US Aggregate Bond ETF	66,400	1,587,624
PIMCO Active Bond ETF +	166,909	17,582,194
SPDR Doubleline Total Return Tactical ETF +	433,619	20,922,117
Vanguard Intermediate-Term Corporate Bond ETF	117,483	10,219,846
Vanguard Mortgage-Backed Securities ETF	41,000	2,138,560
Vanguard Total Bond Market ETF	58,485	4,734,946
		103,625,449
International Bond - 5.78%
Invesco Emerging Markets Sovereign Debt ETF +	246,371	6,888,533
iShares JP Morgan EM Local Currency Bond ETF +	27,400	1,200,120
iShares JP Morgan USD Emerging Markets Bond ETF	40,350	4,430,430
		12,519,083
Preferred Security - 1.46%
iShares Preferred & Income Securities ETF +	86,775	3,177,701

Short-Term Bonds - 12.93%
Janus Henderson Short Duration Income ETF +	184,000	9,152,160
PIMCO Enhanced Short Maturity Active ETF	164,522	16,725,307
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF +	69,750	2,142,720
		28,020,187

Total Bond Funds (cost $181,480,060)		180,297,274

21	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Flexible Income Fund (Continued)
April 30, 2019

	Shares	Fair Value ($)
Equity Funds - 14.34%
Alternative - 2.62%
IQ Merger Arbitrage ETF *	180,731	$5,687,605

Commodity Funds - 0.63%
United States Commodity Index Fund *	35,500	1,357,875

Developed International - 1.85%
iShares MSCI EAFE Value ETF +	62,000	3,105,580
JPMorgan Diversified Return International Equity ETF +	16,100	898,219
		4,003,799
Emerging Markets - 1.70%
iShares China Large-Cap ETF	27,000	1,201,230
Vanguard FTSE Emerging Markets ETF	57,000	2,474,370
		3,675,600
Large Cap Core - 2.93%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	37,300	2,201,446
iShares Core S&P 500 ETF	14,010	4,146,119
		6,347,565
Large-Cap Value - 3.29%
Fidelity MSCI Financials Index ETF	62,000	2,527,120
Financial Select Sector SPDR Fund	42,700	1,196,454
Vanguard High Dividend Yield ETF	17,000	1,497,530
Vanguard Value ETF	17,105	1,902,931
		7,124,035
Small/Mid Cap Core - 0.59%
Royce Value Trust, Inc.	89,984	1,290,371

Small/Mid Cap Value - 0.73%
Alerian MLP ETF +	159,500	1,585,430

Total Equity Funds (cost $29,212,842)		31,072,280

22	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Flexible Income Fund (Continued)
April 30, 2019

	Principal ($)	Fair Value ($)
U.S. Government and Agency Obligations - 2.43%
Fannie Mae Pool, 3.50%, due 12/01/2030	$153,182	$155,581
Fannie Mae Pool, 3.50%, due 7/01/2032	340,310	348,584
Fannie Mae Pool, 4.00%, due 2/01/2040	190,405	197,157
Fannie Mae Pool, 4.00%, due 10/01/2040	150,020	155,343
Fannie Mae Pool, 4.00%, due 6/01/2041	321,961	333,386
Fannie Mae Pool, 4.00%, due 9/01/2041	318,729	330,041
Fannie Mae Pool, 4.00%, due 12/01/2041	207,645	215,014
Fannie Mae Pool, 5.00%, due 11/01/2039	176,239	189,655
Fannie Mae Pool, 5.00%, due 2/01/2040	237,628	255,699
Fannie Mae Pool, 5.50%, due 12/01/2039	101,839	110,745
Fannie Mae Pool, 5.50%, due 4/01/2040	116,255	125,206
Fannie Mae Pool, 6.00%, due 12/01/2035	163,914	183,516
Fannie Mae Pool, 6.00%, due 12/01/2038	54,533	60,635
Federal Home Loan Mortgage Corp, 2.00%, due 3/12/2020	1,000,000	996,493
Federal National Mortgage Association, 2.00%, due 8/28/2020	1,000,000	995,647
Freddie Mac Gold Pool, 4.50%, due 2/01/2041	182,323	193,991
Freddie Mac Gold Pool, 5.50%, due 6/01/2034	141,378	155,091
Freddie Mac Gold Pool, 6.00%, due 5/01/2037	47,922	53,261
Freddie Mac Gold Pool, 6.50%, due 4/01/2039	68,808	77,899
Government National Mortgage Association, 3.50%, due 7/16/2039	59,808	60,340
Government National Mortgage Association, 4.00%, due 2/20/2039	71,765	72,691
Total U.S. Government and Agency Obligations (cost $5,235,090)		5,265,975

Collateral for Securities Loaned - 15.63%
Dreyfus Government Cash Management Institutional Class, 2.26% **	3,308,656	3,308,656
Milestone Treasury Obligations Fund Institutional Class, 2.29% ** !	30,555,400	30,555,400
Total Collateral for Securities Loaned (cost $33,864,056)		33,864,056

Total Investments (cost $249,792,048) - 115.60%		$250,499,585
Liabilities Less Other Assets - Net - (15.60)%		(33,795,594)
NET ASSETS - 100.00%		$216,703,991

+	All or a portion of this security is on loan. Total loaned securities had a value of $33,078,633 at April 30, 2019. The loaned securities were secured with cash collateral of $33,864,056.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2019.

!	Affiliated issuer due to 5% ownership and related management.

EAFE - Europe, Australasia, Far East

EM - Emerging Markets

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MLP - Master Limited Partnership

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poors’ Depositary Receipts

TIPS - Treasury Inflation-Protected Security

23	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Shelter Fund
April 30, 2019

	Shares	Fair Value ($)
Equity Funds - 98.89%
Developed International - 5.48%
Hartford Multifactor Developed Markets ex-US ETF	423,000	$12,042,810

Emerging Markets - 16.84%
Invesco FTSE RAFI Emerging Markets ETF	1,153,600	25,079,264
iShares MSCI All Country Asia ex Japan ETF +	164,700	11,901,222
		36,980,486
Large-Cap Core - 15.83%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	589,300	34,780,486

Large Cap Value - 14.87%
DBX ETF Trust - Xtrackers Russell 1000 US QARP ETF ^	406,700	11,082,575
iShares Edge MSCI USA Value Factor ETF +	261,300	21,580,767
		32,663,342
Low Volatility Equities - 25.19%
Invesco S&P 500 Low Volatility ETF +	412,170	22,162,381
iShares Edge MSCI Min Vol Global ETF	244,300	22,050,518
iShares Edge MSCI Min Vol USA ETF +	184,900	11,108,792
		55,321,691
Real Estate - 5.01%
Vanguard Global ex-U.S. Real Estate ETF	188,100	11,003,850

Small / Mid-Cap Core - 15.67%
John Hancock Multi-Factor Mid Cap ETF +	327,200	11,988,608
Schwab Fundamental U.S. Small Company Index ETF	580,200	22,430,532
		34,419,140
Total Equity Funds (cost $208,697,558)		217,211,805

Money Market Funds - 1.14%
Short-Term Cash - 1.14%
Federated Prime Cash Obligations Fund Institutional Class, 2.31% *	2,495,477	2,495,477
Total Money Market Funds (cost $2,495,477)		2,495,477

Collateral for Securities Loaned - 7.17%
Dreyfus Government Cash Management Institutional Class, 2.26% *	1,542,202	1,542,202
Milestone Treasury Obligations Fund Institutional Class, 2.29% * !	14,212,300	14,212,300
Total Collateral for Securities Loaned (cost $15,754,502)		15,754,502

Total Investments (cost $226,947,537) - 107.20%		$235,461,784
Liabilities Less Other Assets - Net - (7.20)%		(15,809,686)
NET ASSETS - 100.00%		$219,652,098

+	All or a portion of this security is on loan. Total loaned securities had a value of $34,849,347 at April 30, 2019. The loaned securities were secured with cash collateral of $15,754,502, and non cash collateral of $19,874,506. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral.

*	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2019.

^	Affiliated issuer due to 5% ownership.

!	Affiliated issuer due to 5% ownership and related management.

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MSCI - Morgan Stanley Capital International

QARP - Qaulity at a Reasonable Price

RAFI - Research Affiliates

24	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities
April 30, 2019

	CLS Global	CLS Global	CLS
	Aggressive	Diversified	Growth and
Assets:	Equity Fund	Equity Fund	Income Fund
Unaffiliated investments, at cost	$117,070,013	$299,964,417	$362,541,198
Affiliated Investments, at cost	39,567,662	120,092,164	89,350,107
Unaffiliated investments in securities, at value *	$138,561,666	$352,638,011	$396,753,361
Affiliated Investments in securities, at value	43,975,278	133,091,340	89,757,151
Receivable for securities sold	—	11,108,828	—
Receivable for fund shares sold	47,103	119,849	93,658
Receivable for security lending	16,352	30,354	63,677
Interest and dividends receivable	323	1,927	90,773
Prepaid expenses and other assets	13,773	30,849	32,145
Total Assets	182,614,495	497,021,158	486,790,765

Liabilities:
Securities lending collateral (Note 8)	26,965,187	24,490,309	62,672,767
Payable for securities purchased	—	16,450,416	—
Accrued advisory fees	87,413	245,981	260,290
Payable for fund shares redeemed	1,343,614	2,678,054	2,271,952
Due to custodian	—	—	—
Accrued shareholder servicing fees	29,145	82,871	86,426
Payable to related parties	25,831	52,509	41,544
Accrued expenses and other liabilities	22,133	27,789	26,585
Total Liabilities	28,473,323	44,027,929	65,359,564
Net Assets	$154,141,172	$452,993,229	$421,431,201

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$126,451,829	$384,759,904	$386,931,533
Accumulated earnings (losses)	27,689,343	68,233,325	34,499,668
Net Assets	$154,141,172	$452,993,229	$421,431,201

Class N Shares:
Net assets	$154,141,156	$452,993,210	$421,431,190
Net asset value, offering price, and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$14.18	$16.55	$10.90
Total shares outstanding at end of year	10,872,243	27,372,911	38,665,727

Class T Shares:
Net assets	$16	$19	$11
Net asset value, offering price, and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)**	$14.18	$16.55	$10.90
Total shares outstanding at end of period	1	1	1

*	Includes Securities Loaned $26,378,924; $28,517,564; $85,506,121.

**	NAV does not recalculate due to rounding of shares of beneficial interest outstanding

25	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities (Continued)
April 30, 2019

	CLS
	Flexible	CLS
Assets:	Income Fund	Shelter Fund
Unaffiliated investments, at cost	$219,236,648	$202,055,295
Affiliated Investments, at cost	30,555,400	24,892,242
Unaffiliated investments in securities, at value *	$219,944,185	$210,166,909
Affiliated Investments in securities, at value	30,555,400	25,294,875
Receivable for securities sold	700,493	—
Receivable for fund shares sold	110,963	201,520
Receivable for security lending	21,411	5,517
Interest and dividends receivable	18,623	3,822
Prepaid expenses and other assets	14,053	24,338
Total Assets	251,365,128	235,696,981

Liabilities:
Securities lending collateral (Note 8)	33,864,056	15,754,502
Payable for securities purchased	—	—
Accrued advisory fees	71,454	134,513
Payable for fund shares redeemed	479,174	50,330
Due to custodian	146,903	—
Accrued shareholder servicing fees	44,234	55,350
Payable to related parties	32,064	26,886
Accrued expenses and other liabilities	23,252	23,302
Total Liabilities	34,661,137	16,044,883
Net Assets	$216,703,991	$219,652,098

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$217,251,676	$228,434,955
Accumulated earnings (losses)	(547,685)	(8,782,857)
Net Assets	$216,703,991	$219,652,098

Class N Shares:
Net assets	$216,703,981	$219,652,083
Net asset value, offering price, and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.26	$11.70
Total shares outstanding at end of year	21,127,575	18,768,943

Class T Shares:
Net assets	$10	$15
Net asset value, offering price, and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)**	$10.26	$11.70
Total shares outstanding at end of period	1	1

*	Includes Securities Loaned $33,078,633; $34,849,347.

**	NAV does not recalculate due to rounding of shares of beneficial interest outstanding.

26	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations
For the Year Ended April 30, 2019

	CLS Global	CLS Global	CLS
	Aggressive	Diversified	Growth and
	Equity Fund	Equity Fund	Income Fund
Investment Income:
Dividend income - Unaffiliated	$2,348,495	$7,147,699	$11,118,785
Dividend income - Affiliated *	691,351	3,328,506	894,405
Interest income	4,944	14,978	99,988
Securities lending income-net **	554,421	657,660	1,297,116
Total investment income	3,599,211	11,148,843	13,410,294

Expenses:
Investment advisory fees	1,178,774	3,135,311	3,268,532
Shareholder Service Fees:
Class N	392,925	1,045,104	1,089,511
Administration fees	150,477	303,084	312,558
Accounting fees	50,294	76,517	78,383
Transfer agent fees	49,288	61,134	57,524
Printing and postage expense	45,597	81,636	62,753
Professional fees	32,862	28,603	28,411
Trustees’ fees	30,949	30,988	30,988
Registration & filing fees	30,069	34,668	32,096
Custodian fees	12,485	33,151	34,683
Chief compliance officer fees	8,577	15,378	16,020
Insurance expense	8,273	23,268	26,350
Miscellaneous fees and expenses	100	100	97
Total Expenses	1,990,670	4,868,942	5,037,906
Less: Fees waived and/or expenses reimbursed by the Advisor	(170,936)	(59,706)	(23,454)
Net Expenses	1,819,734	4,809,236	5,014,452
Net Investment Income	1,779,477	6,339,607	8,395,842

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments - Unaffiliated	5,586,374	13,581,995	(229,507)
Investments - Affiliated	727,809	225,168	—
Distributions of realized gains by underlying investment companies	87,221	382,720	275,560
Total net realized gain	6,401,404	14,189,883	46,053
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(5,729,282)	(19,939,310)	(3,951,586)
Investments - Affiliated	(1,120,755)	(1,343,659)	804,605
Total net change in unrealized depreciation	(6,850,037)	(21,282,969)	(3,146,981)
Net Realized and Unrealized Loss on Investments	(448,633)	(7,093,086)	(3,100,928)
Net Increase in Net Assets Resulting from Operations	$1,330,844	$(753,479)	$5,294,914

*	Includes amounts for securities that were considered an affiliate during the year but are no longer an affiliate at April 30, 2019.

**	A portion of securities lending income is from affiliated issuer.

27	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations (Continued)
For the Year Ended April 30, 2019

	CLS
	Flexible	CLS
	Income Fund	Shelter Fund
Investment Income:
Dividend income - Unaffiliated	$7,454,498	$4,663,563
Dividend income - Affiliated	—	33,886
Interest income	215,052	62,433
Securities lending income-net *	536,459	101,277
Total investment income	8,206,009	4,861,159

Expenses:
Investment advisory fees	894,945	1,581,831
Shareholder Service Fees:
Class N	559,341	527,277
Administration fees	206,683	196,884
Accounting fees	57,003	56,337
Transfer agent fees	71,255	14,414
Printing and postage expense	43,022	21,162
Professional fees	31,721	34,940
Trustees’ fees	30,930	31,108
Registration & filing fees	28,936	29,931
Custodian fees	17,704	17,646
Chief compliance officer fees	10,469	10,475
Insurance expense	10,517	9,493
Miscellaneous fees and expenses	100	100
Total Expenses	1,962,626	2,531,598
Less: Fees waived and/or expenses reimbursed by the Advisor	(156,065)	(89,703)
Net Expenses	1,806,561	2,441,895
Net Investment Income	6,399,448	2,419,264

Net Realized and Unrealized Loss on Investments:
Net realized loss on:
Investments - Unaffiliated	(188,088)	(9,874,794)
Investments - Affiliated	—	—
Distributions of realized gains by underlying investment companies	72,151	—
Total net realized loss	(115,937)	(9,874,794)
Net change in unrealized appreciation on:
Investments - Unaffiliated	2,700,511	8,725,410
Investments - Affiliated	—	402,633
Total net change in unrealized appreciation	2,700,511	9,128,043
Net Realized and Unrealized Gain (Loss) on Investments	2,584,574	(746,751)
Net Increase in Net Assets Resulting from Operations	$8,984,022	$1,672,513

*	A portion of securities lending income is from affiliated issuer.

28	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets

	CLS Global Aggressive		CLS Global Diversified
	Equity Fund		Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2019	April 30, 2018	April 30, 2019	April 30, 2018
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$1,779,477	$1,667,337	$6,339,607	$5,254,989
Net realized gain on investments	6,314,183	11,796,418	13,807,163	45,495,594
Distributions of realized gains by underlying investment companies	87,221	2,063	382,720	539,494
Net change in unrealized appreciation (depreciation) on investments	(6,850,037)	7,435,259	(21,282,969)	11,178,093
Net increase in net assets resulting from operations	1,330,844	20,901,077	(753,479)	62,468,170

From Distributions to Shareholders:
From Net Investment Income	—	(1,417,247)	—	(6,442,543)
From Net Realized Gains	—	(6,602,527)	—	(35,413,394)
Total Distributions Paid *
Class N	(13,442,665)	—	(43,921,076)	—
Class T	(1)	—	(2)	—
Total Dividends and Distributions to Shareholders	(13,442,666)	(8,019,774)	(43,921,078)	(41,855,937)
From Fund Share Transactions (Note 7)	(4,097,688)	(1,776,910)	36,340,552	5,776,675
Total Increase (Decrease) in Net Assets	(16,209,510)	11,104,393	(8,334,005)	26,388,908

Net Assets:
Beginning of year	170,350,682	159,246,289	461,327,234	434,938,326
End of Year **	$154,141,172	$170,350,682	$452,993,229	$461,327,234

*	Distributions from net investment income and net realized capital gains are combined for the year ended April 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended April 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets-End of Year includes undistributed net investment income (loss) of $243,965 and ($866,002) for CLS Global Aggressive Equity Fund and CLS Global Diversified Equity Fund as of April 30, 2018.

29	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	CLS Growth		CLS Flexible
	and Income Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2019	April 30, 2018	April 30, 2019	April 30, 2018
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$8,395,842	$6,342,767	$6,399,448	$5,354,551
Net realized gain (loss) on investments	(229,507)	15,063,689	(188,088)	(387,593)
Distributions of realized gains by underlying investment companies	275,560	62,500	72,151	9,421
Net payments by affiliates and net realized
Net change in unrealized appreciation (depreciation) on investments	(3,146,981)	11,807,959	2,700,511	(3,073,973)
Net increase in net assets resulting from operations	5,294,914	33,276,915	8,984,022	1,902,406

Distributions to Shareholders:
From Net Investment Income	—	(6,900,759)	—	(5,382,624)
From Net Realized Gains	—	(16,826,458)	—	—
Total Distributions Paid *
Class N	(21,601,305)	—	(6,514,772)	—
Class T	(1)	—	(1)	—
Total Dividends and Distributions to Shareholders	(21,601,306)	(23,727,217)	(6,514,773)	(5,382,624)
From Fund Share Transactions (Note 7)	(30,252,406)	12,680,849	(21,792,258)	11,365,194
Total Increase (Decrease) in Net Assets	(46,558,798)	22,230,547	(19,323,009)	7,884,976

Net Assets:
Beginning of year	467,989,999	445,759,452	236,027,000	228,142,024
End of Year **	$421,431,201	$467,989,999	$216,703,991	$236,027,000

*	Distributions from net investment income and net realized capital gains are combined for the year ended April 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended April 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets-End of Year includes undistributed net investment income (loss) of ($1,232,772) and $816,475 for CLS Growth and Income Fund and CLS Flexible Income Fund as of April 30, 2018.

30	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	CLS
	Shelter Fund
	Year Ended	Year Ended
	April 30, 2019	April 30, 2018
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$2,419,264	$1,866,362
Net realized gain (loss) on investments	(9,874,794)	31,010,164
Net change in unrealized appreciation (depreciation) on investments	9,128,043	(14,349,989)
Net increase in net assets resulting from operations	1,672,513	18,526,537

Distributions to Shareholders:
From Net Investment Income	—	(1,948,420)
From Net Realized Gains	—	(1,746,034)
Total Distributions Paid *
Class N	(39,248,487)	—
Class T	(3)	—
Total Dividends and Distributions to Shareholders	(39,248,490)	(3,694,454)
From Fund Share Transactions (Note 7)	56,865,903	56,152,254
Total Increase in Net Assets	19,289,926	70,984,337

Net Assets:
Beginning of year	200,362,172	129,377,835
End of Year **	$219,652,098	$200,362,172

*	Distributions from net investment income and net realized capital gains are combined for the year ended April 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended April 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets-End of Year includes undistributed net investment income of $0 for CLS Shelter Fund as of April 30, 2018.

31	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Global Aggressive Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.56	$14.38	$12.26	$13.73	$13.47

Income (loss) from investment operations:
Net investment income(a)(b)	0.17	0.15	0.17	0.26	0.24
Net realized and unrealized gain (loss) on investments	(0.22)	1.78	2.29	(1.14)	0.74
Total income (loss) from investment operations	(0.05)	1.93	2.46	(0.88)	0.98

Less distributions from:
Net investment income	(0.23)	(0.13)	(0.19)	(0.25)	(0.22)
Net realized gains	(1.10)	(0.62)	(0.15)	(0.34)	(0.50)
Total distributions from net investment income and net realized gains	(1.33)	(0.75)	(0.34)	(0.59)	(0.72)

Net asset value, end of year	$14.18	$15.56	$14.38	$12.26	$13.73

Total return(c)	0.99%	13.44%	20.23%	(6.39)%	7.50%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$154,141	$170,351	$159,246	$100,444	$101,201
Ratio of net expenses to average net assets after expense reimbursement(d)	1.16%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements(d)	1.27%	1.23%	1.40%	1.38%	1.36%
Ratio of net investment income to average net assets(b)	1.13%	0.99%	1.30%	2.10%	1.81%
Portfolio turnover rate	17%	28%	32%	35%	50%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

32	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Global Aggressive Equity Fund

Selected data based on a share outstanding throughout each period indicated.

	Class T Shares
	Period Ended April 30,
	2019(a)

Net asset value, beginning of period	$14.32

Income from investment operations:
Net investment income(b)(c)	0.10
Net realized and unrealized gain on investments	1.09
Total income from investment operations	1.19

Less distributions from:
Net investment income		(0.23)
Net realized gains		(1.10)
Total distributions from net investment income and net realized gains		(1.33)

Net asset value, end of period	$14.18

Total return(d)	9.73	% (g)

Ratios and Supplemental Data:
Net assets, end of period	$16
Ratio of net expenses to average net assets after expense reimbursement(e)	1.01	% (f)
Ratio of expenses to average net assets before waivers and reimbursements(e)	1.12	% (f)
Ratio of net investment income to average net assets(c)	1.28	% (f)
Portfolio turnover rate	17	% (g)

(a)	Class T commenced operations on 12/7/18.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	Annualized for periods less than one year.

(g)	Not annualized.

33	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Global Diversified Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$18.75	$17.94	$16.15	$18.26	$17.61

Income (loss) from investment operations:
Net investment income(a)(b)	0.27	0.22	0.28	0.27	0.21
Net realized and unrealized gain (loss) on investments	(0.47)	2.42	2.09	(1.66)	0.95
Total income (loss) from investment operations	(0.20)	2.64	2.37	(1.39)	1.16

Less distributions from:
Net investment income	(0.34)	(0.28)	(0.49)	(0.13)	(0.34)
Net realized gains	(1.66)	(1.55)	(0.09)	(0.59)	(0.17)
Total distributions from net investment income and net realized gains	(2.00)	(1.83)	(0.58)	(0.72)	(0.51)

Net asset value, end of year	$16.55	$18.75	$17.94	$16.15	$18.26

Total return(c)	0.31%	14.84%	14.95%	(7.59)%	6.68%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$452,993	$461,327	$434,938	$424,701	$567,510
Ratio of net expenses to average net assets after expense reimbursements/recapture(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements/recapture(d)	1.16%	1.13%	1.20%	1.19%	1.17%
Ratio of net investment income to average net assets(b)	1.52%	1.15%	1.64%	1.59%	1.19%
Portfolio turnover rate	35%	24%	41%	58%	33%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

34	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Global Diversified Equity Fund

Selected data based on a share outstanding throughout each period indicated.

	Class T Shares
	Period Ended April 30,
	2019(a)

Net asset value, beginning of period	$17.34

Income from investment operations:
Net investment income(b)(c)	0.15
Net realized and unrealized gain on investments	1.06
Total income from investment operations	1.21

Less distributions from:
Net investment income		(0.34)
Net realized gains		(1.66)
Total distributions from net investment income and net realized gains		(2.00)

Net asset value, end of period	$16.55

Total return(d)	8.49	% (g)

Ratios and Supplemental Data:
Net assets, end of period	$19
Ratio of net expenses to average net assets after expense reimbursement(e)	1.00	% (f)
Ratio of expenses to average net assets before waivers and reimbursements(e)	1.03	% (f)
Ratio of net investment income to average net assets(c)	2.75	% (f)
Portfolio turnover rate	35	% (g)

(a)	Class T commenced operations on 12/7/18.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	Annualized for periods less than one year.

(g)	Not annualized.

35	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Growth and Income Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.35	$11.12	$10.55	$10.99	$10.82

Income (loss) from investment operations:
Net investment income(a)(b)	0.21	0.16	0.19	0.15	0.14
Net realized and unrealized gain (loss) on investments	(0.09)	0.68	0.61	(0.40)	0.22
Total income (loss) from investment operations	0.12	0.84	0.80	(0.25)	0.36

Less distributions from:
Net investment income	(0.19)	(0.18)	(0.21)	(0.13)	(0.11)
Net realized gains	(0.38)	(0.43)	(0.02)	(0.06)	(0.08)
Total distributions from net investment income and net realized gains	(0.57)	(0.61)	(0.23)	(0.19)	(0.19)

Net asset value, end of year	$10.90	$11.35	$11.12	$10.55	$10.99

Total return(c)	1.51%	7.55%	7.68%	(2.14)%	3.31%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$421,431	$467,990	$445,759	$365,609	$423,486
Ratio of net expenses to average net assets after expense reimbursement/recapture(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements/recapture(d)	1.16%	1.14%	1.21%	1.19%	1.19%
Ratio of net investment income to average net assets(b)	1.93%	1.38%	1.75%	1.42%	1.33%
Portfolio turnover rate	28%	23%	45%	56%	31%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

36	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Growth and Income Fund

Selected data based on a share outstanding throughout each period indicated.

	Class T Shares
	Period Ended April 30,
	2019(a)

Net asset value, beginning of period	$10.83

Income from investment operations:
Net investment income(b)(c)	0.09
Net realized and unrealized gain on investments	0.55
Total income from investment operations	0.64

Less distributions from:
Net investment income		(0.19)
Net realized gains		(0.38)
Total distributions from net investment income and net realized gains		(0.57)

Net asset value, end of period	$10.90

Total return(d)	6.38	% (g)

Ratios and Supplemental Data:
Net assets, end of period	$11
Ratio of net expenses to average net assets after expense reimbursement(e)	1.00	% (f)
Ratio of expenses to average net assets before waivers and reimbursements(e)	1.02	% (f)
Ratio of net investment income to average net assets(c)	2.19	% (f)
Portfolio turnover rate	28	% (g)

(a)	Class T commenced operations on 12/7/18.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	Annualized for periods less than one year.

(g)	Not annualized.

37	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Flexible Income Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.13	$10.28	$10.18	$10.35	$10.40

Income (loss) from investment operations:
Net investment income(a)(b)	0.29	0.24	0.24	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.13	(0.15)	0.11	(0.17)	(0.05)
Total income (loss) from investment operations	0.42	0.09	0.35	0.07	0.18

Less distributions from:
Net investment income	(0.29)	(0.24)	(0.25)	(0.24)	(0.23)
Total distributions from net investment income and net realized gains	(0.29)	(0.24)	(0.25)	(0.24)	(0.23)

Net asset value, end of year	$10.26	$10.13	$10.28	$10.18	$10.35

Total return(c)	4.29%	0.86%	3.48%	0.71%	1.75%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$216,704	$236,027	$228,142	$194,603	$197,700
Ratio of net expenses to average net assets after expense reimbursement(d)	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers and reimbursements(d)	0.88%	0.86%	0.99%	0.94%	0.93%
Ratio of net investment income to average net assets(b)	2.86%	2.32%	2.35%	2.33%	2.24%
Portfolio turnover rate	22%	13%	9%	19%	5%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

38	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Flexible Income Fund

Selected data based on a share outstanding throughout each period indicated.

	Class T Shares
	Period Ended April 30,
	2019(a)

Net asset value, beginning of period	$9.93

Income from investment operations:
Net investment income(b)(c)	0.11
Net realized and unrealized gain on investments	0.35
Total income from investment operations	0.46

Less distributions from:
Net investment income		(0.13)
Total distributions from net investment income		(0.13)

Net asset value, end of period	$10.26

Total return(d)	4.68	% (g)

Ratios and Supplemental Data:
Net assets, end of period	$10
Ratio of net expenses to average net assets after expense reimbursement(e)	0.67	% (f)
Ratio of expenses to average net assets before waivers and reimbursements(e)	0.75	% (f)
Ratio of net investment income to average net assets(c)	2.95	% (f)
Portfolio turnover rate	22	% (g)

(a)	Class T commenced operations on 12/7/18.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	Annualized for periods less than one year.

(g)	Not annualized.

39	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Shelter Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.51	$13.10	$11.65	$13.35	$12.21

Income (loss) from investment operations:
Net investment income(a)(b)	0.15	0.16	0.10	0.15	0.13
Net realized and unrealized gain (loss) on investments	(0.31)	1.56	1.64	(0.75)	1.10
Total income (loss) from investment operations	(0.16)	1.72	1.74	(0.60)	1.23

Less distributions from:
Net investment income	—	(0.16)	(0.11)	(0.22)	(0.09)
Net realized gains	(2.65)	(0.15)	(0.18)	(0.88)	—
Total distributions from net investment income and net realized gains	(2.65)	(0.31)	(0.29)	(1.10)	(0.09)

Net asset value, end of year	$11.70	$14.51	$13.10	$11.65	$13.35

Total return(c)	0.81%	13.11%	15.11%	(4.43)%	10.11%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$219,652	$200,362	$129,378	$94,329	$98,241
Ratio of net expenses to average net assets after expense reimbursement(d)	1.16%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements(d)	1.20%	1.18%	1.24%	1.24%	1.27%
Ratio of net investment income to average net assets(b)	1.15%	1.14%	0.83%	1.19%	0.99%
Portfolio turnover rate	316%	172%	147%	346%	106%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

40	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights

CLS Shelter Fund

Selected data based on a share outstanding throughout each period indicated.

	Class T Shares
	Period Ended April 30,
	2019(a)

Net asset value, beginning of period	$13.95

Income from investment operations:
Net investment income(b)(c)	0.06
Net realized and unrealized gain on investments	0.34
Total income from investment operations	0.40

Less distributions from:
Net realized gains		(2.65)
Total distributions from net realized gains		(2.65)

Net asset value, end of period	$11.70

Total return(d)	4.84	% (g)

Ratios and Supplemental Data:
Net assets, end of period	$15
Ratio of net expenses to average net assets after expense reimbursement(e)	1.02	% (f)
Ratio of expenses to average net assets before waivers and reimbursements(e)	1.07	% (f)
Ratio of net investment income to average net assets(c)	1.46	% (f)
Portfolio turnover rate	316	% (g)

(a)	Class T commenced operations on 12/7/18.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	Annualized for periods less than one year.

(g)	Not annualized.

41	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Notes to Financial Statements

April 30, 2019

1.	Organization

AdvisorOne Funds (the “Trust” or the “Funds”) was organized as a Delaware Business Trust in December 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund and CLS Shelter Fund, collectively the “Funds” and each individually a “Fund” are each a diversified series of the Trust. The Funds each offer an unlimited number of shares of beneficial interest without par value. Each Fund offers Class N and Class T shares.

Fund	The primary investment objective of each Fund is as follows:
CLS Global Aggressive Equity Fund	Long-term growth
CLS Global Diversified Equity Fund	Long-term growth of capital without regard to current income
CLS Growth and Income Fund	Combination of current income and growth of capital
CLS Flexible Income Fund	Total return, consisting of capital growth and income, consistent with preservation of capital
CLS Shelter Fund	Limiting the impact of large equity market declines. The Fund’s secondary investment objective is growth of capital.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment companies accounting and reporting guidance of the Financial Accounting Standards Board FASB Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Under the amortized cost method, a portfolio instrument is valued at cost and any premium or

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

discount is amortized to maturity. Amortization of premium and accretion of market discount are charged to income. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii)   the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by their Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of April 30, 2019 for the Funds’ investments measured at fair value:

CLS Global Aggressive Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$155,494,543	$—	$—	$155,494,543
Money Market Funds	77,214	—	—	77,214
Collateral for Securities Loaned	26,965,187	—	—	26,965,187
Total	$182,536,944	$—	$—	$182,536,944

CLS Global Diversified Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$453,684,788	$—	$—	$453,684,788
Money Market Funds	7,554,254	—	—	7,554,254
Collateral for Securities Loaned	24,490,309	—	—	24,490,309
Total	$485,729,351	$—	$—	$485,729,351

CLS Growth and Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Bond Funds	$166,734,012	$—	$—	$166,734,012
Equity Funds	256,952,061	—	—	256,952,061
Money Market Funds	151,672	—	—	151,672
Collateral for Securities Loaned	62,672,767		—	62,672,767
Total	$486,510,512	$—	$—	$486,510,512

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

CLS Flexible Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Bond Funds	$180,297,274	$—	$—	$180,297,274
Equity Funds	31,072,280	—	—	31,072,280
U.S. Government & Agency Obligations	—	5,265,975	—	5,265,975
Collateral for Securities Loaned	33,864,056	—	—	33,864,056
Total	$245,233,610	$5,265,975	$—	$250,499,585

CLS Shelter Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$217,211,805	$—	$—	$217,211,805
Money Market Funds	2,495,477	—	—	2,495,477
Collateral for Securities Loaned	15,754,502	—	—	15,754,502
Total	$235,461,784	$—	$—	$235,461,784

The Funds did not hold any Level 3 securities during the year.

*	Refer to the Schedules of Investments for security classifications.

Exchange Traded Funds

The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Taxes

It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2018), or expected to be taken in the Funds’ 2019 tax returns. The Funds identified their major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

Security Transactions and Related Income

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds. Each fund’s income, expenses (other than the class specific distribution and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Distributions to Shareholders

Income will normally be declared and distributed at least annually for all Funds with the exception of the CLS Flexible Income Fund. Income will normally be declared and distributed monthly for the CLS Flexible Income Fund. The Funds declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to the treatment of wash sale losses, grantor trust and partnership income.

Indemnification

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

3.	Investment Advisory Agreement and Transactions with Related Parties

Advisory Fees

The Trust has entered into an Investment Advisory Agreement with CLS Investments, LLC (the “Advisor”, formerly Clarke Lanzen Skalla Investment Firm, LLC), a subsidiary of NorthStar Financial Services Group, LLC. As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 0.75% of net assets for CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, and CLS Shelter Fund; CLS Flexible Income at the annualized rate of 0.40%. During the year ended April 30, 2019, the Advisor earned the following fees:

Fund	Advisory Fee
CLS Global Aggressive Equity Fund	$1,178,774
CLS Global Diversified Equity Fund	3,135,311
CLS Growth and Income Fund	3,268,532
CLS Flexible Income Fund	894,945
CLS Shelter Fund	1,581,831

The Trustees have adopted a Shareholder Servicing Plan (“Shareholder Servicing Plan”). The Shareholder Servicing Plan allows each of the Funds to use part of its assets for the payment of certain shareholder servicing expenses, including administrative or other shareholder support services. For these services under the Shareholder Servicing Plan, each Fund pays CLS an amount up to 0.25% of average net assets attributable to Class N Shares, and an amount up to 0.10% of average net assets for Class T Shares of the respective Fund on an annualized basis. CLS uses monies to compensate other parties that have entered into shareholder servicing agreements with CLS with respect to the servicing of Fund shares. During the year ended April 30, 2019, the Funds paid the following Shareholder Servicing Plan fees:

Shareholder
Fund	Service Fee
CLS Global Aggressive Equity Fund	$392,925
CLS Global Diversified Equity Fund	1,045,104
CLS Growth and Income Fund	1,089,511
CLS Flexible Income Fund	559,341
CLS Shelter Fund	527,277

The Advisor has contractually agreed to waive or limit its management fees and to reimburse expenses, other than expenses relating to dividends on short sales, interest expense, indirect fees and expenses of underlying funds, and extraordinary or non-recurring expenses, through August 31, 2020 for Class N Shares and through October 31, 2020 for Class T Shares, respectively, so that the annual operating expenses of the Funds do not exceed the percentage of the average daily net assets as indicated below:

Expense Limitation
Class N
CLS Global Aggressive Equity, CLS Global Diversified Equity,
CLS Growth and Income, and CLS Shelter	1.25%
Class N
CLS Flexible Income	0.90%
Class T
CLS Global Aggressive Equity, CLS Global Diversified Equity,
CLS Growth and Income, and CLS Shelter	1.10%
Class T
CLS Flexible Income	0.75%

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

The advisor voluntarily waived an additional 0.10% in expenses through March 31, 2019, which brought the expense caps to 1.15% for CLS Global Aggressive Equity, CLS Global Diversified Equity, CLS Growth and Income, and CLS Shelter, and 0.80% for CLS Flexible Income, respectively. The fee waivers and expense reimbursements, if any, pursuant to this contractual agreement for the year ended April 30, 2019, were as follows:

Fund	Waiver/Reimbursement
CLS Global Aggressive Equity Fund	$170,936
CLS Global Diversified Equity Fund	59,706
CLS Growth and Income Fund	23,454
CLS Flexible Income Fund	156,065
CLS Shelter Fund	89,703

Fees waived or expenses reimbursed may be recouped by the Advisor from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding lesser of (i) the expense limitation at the time of waiver/reimbursement or (ii) the current expense limitation. The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through April 30 of the years indicated:

Fund	2020	2021	2022	Total
CLS Global Aggressive Equity Fund	$262,430	$56,908	$26,567	$345,905
CLS Global Diversified Equity Fund	199,886	—	—	199,886
CLS Growth and Income Fund	203,858	—	—	203,858
CLS Flexible Income Fund	359,396	44,973	—	404,369
CLS Shelter Fund	94,615	27,720	—	122,335

Distributor

The distributor of the Funds, Northern Lights Distributors, LLC (“NLD”) serves as principal underwriter for each Fund and maintains all records required to be maintained pursuant to the Funds’ Shareholder Services Plan.

Administration, Fund Accounting, Transfer Agent, Custody Administration Fees

Gemini Fund Services, LLC (“GFS”), an affiliate of NLD, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

In addition, certain affiliates of the distributor provide ancillary services to the Funds as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of NLD and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of NLD and GFS, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Trustees Fees

The Trust pays each Trustee of the Trust who is not an interested person an annual fee of $50,000 per year paid in quarterly installments. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

4.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at April 30, 2019, were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
CLS Global Aggressive Equity Fund	$156,507,566	$26,538,062	$(508,684)	$26,029,378
CLS Global Diversified Equity Fund	418,805,758	67,984,349	(1,060,756)	66,923,593
CLS Growth and Income Fund	449,263,554	39,356,929	(2,109,971)	37,246,958
CLS Flexible Income Fund	248,977,931	5,016,789	(3,495,135)	1,521,654
CLS Shelter Fund	226,947,537	8,630,267	(116,020)	8,514,247

5.	Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended April 30, 2019, were as follows:

Fund	Purchases	Sales
CLS Global Aggressive Equity Fund	$27,320,085	$41,791,562
CLS Global Diversified Equity Fund	149,224,704	149,252,496
CLS Growth and Income Fund	119,089,039	153,836,641
CLS Flexible Income Fund	48,196,110	63,482,318
CLS Shelter Fund	679,698,779	658,424,908

6.	Investments in Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies that are affiliates at April 30, 2019 are noted in the Funds’ Portfolio of Investments. Transactions during the year with companies that are affiliates are as follows:

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

CLS Global Aggressive Equity Fund

							Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund *	$31,325,000	$—	$7,000,600	$—	$—	$—	$24,324,400	24,324,400
316092816	Fidelity Momentum Factor ETF	4,896,000	146,319	—	56,504	—	496,908	5,539,227	158,000
92189F684	VanEck Vectors Retail ETF	4,353,750	2,786,900	—	70,848	—	652,630	7,793,280	72,000
464288786	iShares U.S.Insurance ETF	7,017,213	—	1,494,026	115,793	647,087	(432,133)	5,738,141	84,000
52468L877	Legg Mason Small-Cap Qaulity Value ETF	—	588,214	—	1,330	—	(7,984)	580,230	21,000
Total affiliated at April 30, 2019		$47,591,963	$3,521,433	$8,494,626	$244,475	$647,087	$709,421	$43,975,278	24,659,400
316092782	Fidelity Value Factor ETF ^	4,749,320			94,572		(470,235)	5,135,600	148,000
46435G409	iShares Edge MSCI Int.Value Factor ETF ^	8,949,308	1,170,500		220,005		(1,087,870)	9,253,280	383,000
518416201	Hartford Multifactor Emerging Markets ETF ^	3,502,371	86,469		78,733		(307,321)	3,332,740	142,000
47804J875	John Hancock Multifactor Con Staples ETF #	5,078,000		5,193,972	53,566	80,722	35,250		—
Total including securities affiliated at April 30, 2018		$69,870,962	$4,778,402	$13,688,598	$691,351	$727,809	$(1,120,755)

*	Related management.

^	This security was considered an affiliate during the period but is no longer an affiliate at April 30, 2019.

#	Security position was sold in full during the period ending April 30, 2019.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

CLS Global Diversified Equity Fund

							Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations	$26,525,000	$—	$4,436,100	$—	$—	$—	$22,088,900	22,088,900
35473P827	Fund *Franklin FTSE Canada ETF	—	653,659	—	16,582	—	(1,582)	652,077	26,000
35473P678	Franklin FTSE United Kingdom ETF	—	3,426,036	—	32,914	—	50,927	3,476,963	139,525
78463X533	SPDR S&P Emerging Markets Dividend ETF	47,038,750	—	—	1,412,588	—	(2,956,250)	44,082,500	1,375,000
97717W323	WisdomTree Emerging Markets Quality Dividend	—	4,308,905	—	—	—	361,985	4,670,890	185,500
23908L108	Growth Fund Davis Select Financial ETF	19,192,000	4,258,000	—	511,920	—	340,000	23,790,000	1,000,000
47804J503	John Hancock Multi-Factor Health Care ETF	—	9,614,500	—	69,067	—	378,500	9,993,000	300,000
78467V889	SPDR MFS Systematic Growth Equity ETF	11,878,200	—	—	273,005	—	684,135	12,562,335	150,000
47804J875	John Hancock Multifactor Consumer Staples ETF	—	5,707,280	—	93,560	—	452,720	6,160,000	220,000
68386C716	Oppenheimer Russell 1000 Yield Factor ETF	—	907,425	—	28,733	—	36,087	943,512	35,000
518416300	Hartford Multifactor REIT ETF	—	3,651,364	—	114,257	—	203,036	3,854,400	250,000
78468R648	SPDR Kensho New Economies Composite ETF	—	816,750	—	—	—	13	816,763	25,000
Total affiliated at April 30, 2019		$104,633,950	$33,343,919	$4,436,100	$2,552,626	$—	$(430,429)	$133,091,340	25,794,925

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

CLS Global Diversified Equity Fund (continued)

							Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
78463X376	SPDR MSCI Canada StrategicFactors ETF #	$5,888,900	$—	$5,499,910	$50,368	$(684,090)	$295,100	$—	—
78468R747	SPDR SSGA Gender Diversity Index ETF^	18,221,300	—	8,325,829	725,512	909,259	(1,188,330)	10,619,800	145,000
Total including securities affiliated at April 30, 2018		$128,744,150	$33,323,919	$18,261,838	$3,328,506	$225,168	$(1,323,659)

*	Related management.

^	This security was considered an affiliate during the period but is no longer an affiliate at April 30, 2019.

#	Security position was sold in full during the period ending April 30, 2019.

CLS Growth and Income Fund

							Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund *	$52,500,000	$4,035,600	$—	$—	$—	$—	$56,535,600	56,535,600
316188309	Fidelity Total Bond ETF	23,885,696	8,531,250	—	894,405	—	804,605	33,221,551	664,963
Total		$76,385,696	$12,566,850	$—	$894,405	$—	$804,605	$89,757,151	57,200,563

*	Related management.

CLS Flexible Income Fund

Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund *	$42,400,000	$—	$11,844,600	$—	$—	$—	$30,555,400	30,555,400

*	Related management.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

CLS Shelter Fund

							Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund *	$6,200,000	$8,012,300	$—	$—	$—	$—	$14,212,300	14,212,300
233051242	DBX ETF Trust —Xtrackers Russell 1000 US QARP ETF	—	10,679,942	—	33,886	—	402,633	11,082,575	406,700
Total		$6,200,000	$18,692,242	$—	$33,886	$—	$402,633	$25,294,875	14,619,000

*	Related management.

7.	Shareholders’ Transactions

As of April 30, 2019, the Funds had an unlimited number of shares authorized. Following is a summary of shareholder transactions for each Fund:

	Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Dollars	Shares	Dollars
CLS Global Aggressive Equity Fund
Class N Shares:
Shares Sold	1,795,988	$26,186,715	1,538,080	$23,815,146
Shares issued to shareholders in reinvestment	1,091,873	13,430,034	511,173	8,010,075
Shares redeemed	(2,967,084)	(43,714,453)	(2,174,210)	(33,602,131)
Net decrease	(79,223)	$(4,097,704)	(124,957)	$(1,776,910)

Class T Shares:
Shares Sold	1	$15	—	$—
Shares issued to shareholders in reinvestment	—	1	—	—
Net increase	1	$16	—	$—

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

	Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Dollars	Shares	Dollars
CLS Global Diversified Equity Fund
Class N Shares:
Shares Sold	3,570,893	$61,926,246	3,170,632	$60,154,971
Shares issued due to merger (Note 11)	3,262,115	53,924,399	—	—
Shares issued to shareholders in reinvestment	2,995,379	43,822,398	2,256,120	41,738,217
Shares redeemed	(7,063,173)	(123,332,510)	(5,067,007)	(96,116,513)
Net increase	2,765,214	$36,340,533	359,745	$5,776,675

Class T Shares:
Shares Sold	1	$17	—	$—
Shares issued to shareholders in reinvestment	—	2	—	—
Net increase	1	$19	—	$—

CLS Growth and Income Fund
Class N Shares:
Shares Sold	5,747,089	$63,258,037	6,243,077	$71,530,710
Shares issued to shareholders in reinvestment	2,160,909	21,565,872	2,092,602	23,688,259
Shares redeemed	(10,459,265)	(115,076,326)	(7,221,569)	(82,538,120)
Net increase (decrease)	(2,551,267)	$(30,252,417)	1,114,110	$12,680,849

Class T Shares:
Shares Sold	1	$11	—	$—
Net increase	1	$11	—	$—

CLS Flexible Income Fund
Class N Shares:
Shares Sold	3,813,258	$38,506,872	4,717,190	$48,543,342
Shares issued to shareholders in reinvestment	647,528	6,499,388	522,571	5,367,551
Shares redeemed	(6,633,437)	(66,798,528)	(4,138,299)	(42,545,699)
Net increase (decrease)	(2,172,651)	$(21,792,268)	1,101,462	$11,365,194

Class T Shares:
Shares Sold	1	$10	—	$—
Net increase	1	$10	—	$—

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

	Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Dollars	Shares	Dollars
CLS Shelter Fund
Class N Shares:
Shares Sold	4,798,632	$63,763,370	5,898,817	$84,114,349
Shares issued to shareholders in reinvestment	3,686,112	39,072,791	252,842	3,681,373
Shares redeemed	(3,520,391)	(45,970,275)	(2,222,581)	(31,643,468)
Net increase	4,964,353	$56,865,886	3,929,078	$56,152,254

Class T Shares:
Shares Sold	1	$14	—	$—
Shares issued to shareholders in reinvestment	—	3	—	—
Net increase	1	$17	—	$—

8.	Securities Lending

The CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, and CLS Shelter Fund have entered into a securities lending arrangement with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the agreement, the Funds are authorized to loan securities through the Lending Agent to approved third-party borrowers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the statement of Assets & Liabilities and on the Schedule of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

The Lending Agent may invest the cash collateral received in connection with securities lending transactions in the Milestone Treasury Obligations Fund. The Milestone Treasury Obligations Fund is deemed an affiliate of the Trust and is managed by the Advisor. The Milestone Treasury Obligations Fund is registered under the 1940 Act as an open end investment company, is subject to Rule 2a-7 under the 190 Act, which the Advisor may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Milestone Treasury Obligations Fund.

The Funds have adopted the disclosure provisions of FASB ASU No. 2014-11, “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

CLS Global Aggressive Equity Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2019

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$26,378,924	$—	$—	$—	$26,378,924
Total Borrowings	$26,378,924	$—	$—	$—	$26,378,924
Gross amount of recognized liabilities for securities lending transactions					$26,378,924

CLS Global Diversified Equity Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2019

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$28,517,564	$—	$—	$—	$28,517,564
Total Borrowings	$28,517,564	$—	$—	$—	$28,517,564
Gross amount of recognized liabilities for securities lending transactions					$28,517,564

CLS Growth and Income Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2019

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$85,506,121	$—	$—	$—	$85,506,121
Total Borrowings	$85,506,121	$—	$—	$—	$85,506,121
Gross amount of recognized liabilities for securities lending transactions					$85,506,121

CLS Flexible Income Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2019

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$33,078,633	$—	$—	$—	$33,078,633
Total Borrowings	$33,078,633	$—	$—	$—	$33,078,633
Gross amount of recognized liabilities for securities lending transactions					$33,078,633

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

CLS Shelter Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2019

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$34,849,347	$—	$—	$—	$34,849,347
Total Borrowings	$34,849,347	$—	$—	$—	$34,849,347
Gross amount of recognized liabilities for securities lending transactions					$34,849,347

Securities lending income represents a portion of total investment income and may not continue in the future due to market conditions.

	Gross Amounts		Gross Amounts not offset in the
	Recognized		Statement of Assets & Liabilities
	in Statements		Financial		Cash
	of Assets &		Instruments		Collateral	Net Amount
Fund	Liabilities		Pledged		Pledged	of Assets
CLS Global Aggressive Equity Fund	$26,965,187	(1)	$26,965,187	(2)	$—	$—
CLS Global Diversified Equity Fund	24,490,309	(1)	24,490,309	(2)	—	—
CLS Growth and Income Fund	62,672,767	(1)	62,672,767	(2)	—	—
CLS Flexible Income Fund	33,864,056	(1)	33,864,056	(2)	—	—
CLS Shelter Fund	15,754,502	(1)	15,754,502	(2)	—	—

(1)	Collateral for Securities Loaned at value as presented in the Schedule of Investments.

(2)	The amount is limited to the liability balance and accordingly, does not include excess collateral pledged.

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of a Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2019, Nationwide Trust Company held the following voting securities for the sole benefit of customers and may be deemed to control the listed Fund:

Fund
CLS Global Aggressive Equity Fund	25.11%

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

10.	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid for the year ended April 30, 2019 and April 30, 2018 was as follows:

For the year ended April 30, 2019:

		Long-Term
Portfolio	Ordinary Income	Capital Gains	Total
CLS Global Aggressive Equity Fund	$2,196,138	$11,246,528	$13,442,666
CLS Global Diversified Equity Fund	6,399,931	37,521,147	43,921,078
CLS Growth and Income Fund	7,801,866	13,799,440	21,601,306
CLS Flexible Income Fund	6,514,773	—	6,514,773
CLS Shelter Fund	14,855,742	24,392,748	39,248,490

For the year ended April 30, 2018:

		Long-Term
Portfolio	Ordinary Income	Capital Gains	Total
CLS Global Aggressive Equity Fund	$1,933,764	$6,086,010	$8,019,774
CLS Global Diversified Equity Fund	6,159,421	35,696,516	41,855,937
CLS Growth and Income Fund	9,913,987	13,813,230	23,727,217
CLS Flexible Income Fund	5,382,624	—	5,382,624
CLS Shelter Fund	3,694,454	—	3,694,454

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

As of April 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

			Post
			October	Capital			Total
	Undistributed	Undistributed	Loss and	Loss	Other	Unrealized	Accumulated
	Ordinary	Long-Term	Late Year	Carry	Book/Tax	Appreciation/	Earnings/
Portfolio	Income	Capital Gains	Loss	Forwards	Differences	(Depreciation)	(Deficits)
CLS Global Aggressive Equity Fund	$—	$1,834,754	$(174,789)	$—	$—	$26,029,378	$27,689,343

CLS Global Diversified Fund	—	3,505,368	—	—	(2,195,636)	66,923,593	68,233,325

CLS Growth and Income Fund	1,791,996	—	(4,262,621)	(276,665)	—	37,246,958	34,499,668

CLS Flexible Income Fund	95,549	—	(97,178)	(2,067,710)	—	1,521,654	(547,685)

CLS Shelter Fund	2,417,758	—	(5,867,350)	(13,847,512)	—	8,514,247	(8,782,857)

The difference between book basis and tax basis undistributed net investment income/ loss, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, tax deferral of capital losses related to a Fund merger, and adjustments for partnerships and C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Portfolio	Late Year Losses
CLS Global Aggressive Equity Fund	$174,789

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
CLS Global Aggressive Equity Fund	$—
CLS Global Diversified Equity Fund	—
CLS Growth and Income Fund	4,262,621
CLS Flexible Income Fund	97,178
CLS Shelter Fund	5,867,350

At April 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized as follows:

	Non-Expiring
				CLCF	CLCF
Portfolio	Short-Term	Long-Term	Total	Utilized	Limitation
CLS Global Aggressive Equity Fund	$—	$—	$—	$—	$—
CLS Global Diversified Equity Fund	—	—	—	4,241	2,195,636
CLS Growth and Income Fund	276,665	—	276,665	—	—
CLS Flexible Income Fund	269,029	1,798,681	2,067,710	—	—
CLS Shelter Fund	13,847,512	—	13,847,512	—	—

Permanent book and tax difference are primarily attributable to the merger with CLS International Equity Fund.

	Paid In	Accumulated
Portfolio	Capital	Earnings (Losses)
CLS Global Diversified Equity Fund	$2,233,753	$(2,233,753)

62

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2019

11.	Fund Reorganization

The Board, after careful consideration, approved the reorganization of the CLS International Equity Fund (“International Equity Fund”), into the CLS Global Diversified Equity Fund. The plan of reorganization provides for the transfer of all of the assets and the assumption of the liabilities of the CLS International Equity Fund by the CLS Global Diversified Equity Fund. The following table illustrates the specifics of the reorganization that occurred on April 29, 2019:

Diversified Equity Fund
Shares Issued to
CLS International		Shareholders of		Combined
Equity Fund		CLS International		(Post Merger)	Tax Status
Net Assets		Equity Fund	Pre Merger	Net Assets	of Transfer
$53,940,618	(1)	3,262,115	$401,345,352	$455,285,970	Non-taxable

(1)	Includes unrealized appreciation in the amount of $866,411.

12.	Recent Accounting Pronouncements And Reporting Updates

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission released Final Rule 33-10532, captioned “Disclosure Update and Simplification,” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. These amendments have been adopted with these financial statements.

13.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

AdvisorOne Funds Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AdvisorOne Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CLS Global Aggressive Equity Fund, CLS Global Diversified Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, and CLS Shelter Fund (the “Funds”), each a series of AdvisorOne Funds (the “Trust”), including the schedules of investments, as of April 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 1, 2019

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Funds you may incur ongoing costs, including management fees; shareholder servicing expenses; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The “Actual” lines of each row in the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the applicable number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” lines of each row in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the “Hypothetical” lines of each row in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited) (Continued)

	Beginning	Ending	Expense	Expenses
	Account Value	Account Value	Ratio	Paid During
	11/1/2018	4/30/19	(Annualized)	the Period
CLS Global Aggressive Equity Fund
Actual:
Class N	$1,000.00	$1,074.80	1.16%	$5.97	*
Class T	1,000.00	1,097.30	1.01%	5.25	*
Hypothetical (5% return before expenses):
Class N	1,000.00	1,019.04	1.16%	5.81	*
Class T	1,000.00	1,019.79	1.01%	5.06	*

CLS Global Diversified Fund
Actual:
Class N	$1,000.00	$1,071.10	1.15%	$5.91	*
Class T	1,000.00	1,084.90	1.00%	5.17	*
Hypothetical (5% return before expenses):
Class N	1,000.00	1,019.09	1.15%	5.76	*
Class T	1,000.00	1,019.84	1.00%	5.01	*

CLS Growth and Income Fund
Actual:
Class N	$1,000.00	$1,050.20	1.15%	$5.85	*
Class T	1,000.00	1,062.90	1.00%	5.11	*
Hypothetical (5% return before expenses):
Class N	1,000.00	1,019.09	1.15%	5.76	*
Class T	1,000.00	1,019.84	1.00%	5.01	*

CLS Flexible Income Fund
Actual:
Class N	$1,000.00	$1,048.40	0.81%	$4.11	*
Class T	1,000.00	1,047.70	0.67%	3.40	*
Hypothetical (5% return before expenses):
Class N	1,000.00	1,020.78	0.81%	4.06	*
Class T	1,000.00	1,021.47	0.67%	3.36	*

CLS Shelter Fund
Actual:
Class N	$1,000.00	$1,032.30	1.16%	$5.85	*
Class T	1,000.00	1,048.40	1.02%	5.18	*
Hypothetical (5% return before expenses):
Class N	1,000.00	1,019.04	1.16%	5.81	*
Class T	1,000.00	1,019.74	1.02%	5.11	*

*	Expenses are equal to each Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 181/365.

AdvisorOne Funds Annual Report

Independent Trustees

Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Omaha, NE 68130.

Name, Address and Year of Birth	Position/ Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Gary W. Lanzen 1954	Trustee since 2003	Retired (since December 31, 2012).	7	Northern Lights Fund Trust, and Northern Lights Variable Trust (since 2005); Alternative Strategies Fund (since 2010).
Larry A. Carter 1952	Trustee since February 2012	Retired (since January 1, 2017); Consultant to private equity clients on grain processing industry (2004 -2016).	7	NONE
John W. Davidson 1946	Trustee since February 2012	Creator, author and founder of John Davidson’s Economic Comments (since 2009).	7	Horizon Funds Trust (since 2015).
Edward D. Foy 1952	Trustee since February 2012	President and Chief Investment Officer of Foy Financial Services, Inc. (since 1987).	7	NONE

AdvisorOne Funds Annual Report

Interested Trustees and Officers

Name, Address and Year of Birth	Position/ Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Todd Clarke(3) 1969	Trustee since November 2012	Manager of NorthStar Topco, LLC and NorthStar Financial Services Group, LLC (since April 2015); Managing Director, NorthStar Financial Services Group, LLC (September 2016-June 2018); Chief Executive Officer and Manager, CLS Investments, LLC (September 2012-September 2016); Director Constellation Trust Company (February 2013-August 2018); Director NorthStar CTC Holdings, Inc. (April 2015-August 2018).	7	NONE
Ryan Beach 1977	President since November 2012	President of the Trust, Secretary (Since January 2019); Chief Executive Officer (September 2016-December 2018); President, CLS Investments, LLC (September 2012-September 2016); President (Since January 2019), FTJ FundChoice, LLC; Director, Constellation Trust Company and NorthStar CTC Holdings, Inc. (since April 2015); Chief Executive Officer (since June 2017); President, Constellation Trust Company and NorthStar CTC Holdings, Inc. (October 2015 to June 2017).	N/A	N/A
Michael J. Wagner 1950	Chief Compliance Officer since 2006	President (since April 2006) of Northern Lights Compliance Services, LLC.	N/A	N/A
Daniel Applegarth 1980	Treasurer and Principal Financial Officer since September 2017	Treasurer and Principal Financial Officer of the Trust (since September 2017); Chief Financial Officer and Treasurer of NorthStar Financial Services Group, LLC (since 2010), Treasurer of CLS Investments, LLC, Orion Advisor Services, LLC, Gemini Fund Services, LLC, Northern Lights Compliance Services, LLC, and Blu Giant, LLC (since 2006); Treasurer of FTJ FundChoice, LLC (Since January 2019); Treasurer of Gemini Hedge Fund Services, LLC, Gemini Alternative Funds, LLC (since 2013); and Treasurer (since 2006) and Director (since 2009) of Constellation Trust Company.	N/A	N/A
Michael Forker 1986	Secretary since January 2018	Secretary of the Trust (since January 2018); Assistant Secretary of the Trust (2016-2018); AML Officer of the Trust (since May 2014); Chief Compliance Officer, CLS Investments, LLC (since May 2014); Compliance Officer, CLS Investments, LLC (2012-2014); Chief Compliance Officer (Since June 2018), FTJ FundChoice, LLC (investment service provider); Director, Constellation Trust Company and NorthStar CTC Holdings, Inc. (since May 2018).	N/A	N/A

(1)	The term of office for each Trustee and officer listed above will continue indefinitely except as provided in the Trust’s retirement policy.

(2)	The term “Fund Complex” refers to the Trust, including the series of the Trust that may have filed registration statements with the SEC but may not yet be operational.

(3)	Todd Clarke is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his position with NorthStar Financial Services Group, LLC, parent company of CLS Investments, LLC (investment adviser to the Funds).

The Funds’ SAI contains additional information about the Trustees and is available free of charge, upon request, by calling 1-866-811-0225.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited)

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the AdvisorOne Funds (the “Trust”) held on April 18, 2019, the Board, including those Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust and CLS Investments, LLC (“CLS”) on behalf of the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Global Aggressive Equity, CLS Flexible Income, CLS Shelter Fund and the Milestone Treasury Obligations Fund (individually, each a “Fund” and collectively, the “Funds”)(“Advisory Agreement”).

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by CLS to the Funds, the Trustees reviewed materials provided by CLS related to the Advisory Agreement, including a description of the manner in which investment decisions are made and executed, and discussed the professional personnel performing services for the Funds, including the team of individuals that primarily monitor and execute the investment process, noting their decades of combined experience. They noted the technical designations of CLS personnel including noting the number of CFAs managing the Funds and the number of investment analysts at CLS working towards obtaining the CFA designation. The Trustees expressed confidence in the entire portfolio management team, citing the consistent portfolio management process that the CIO had achieved. The Trustees agreed that the addition of a CIO has had a positive impact on the quality of service provided, in particular, as reflected in the performance of the Funds, the focus on risk control and risk budgeting, responsiveness to Board inquiries and provision of materials to the Trustees. They agreed that the CIO had created a culture of education, professional development, and striving for excellence at CLS. The Trustees discussed the top-down culture of compliance at CLS and the ethics component of the CFA program. The Trustees agreed that the CLS team reflected high ethical, educational and professionalism standards. The Trustees discussed recent changes to the CLS executive team, including the promotion of Mr. Vanneman to President, which should help ensure continuity among the management team. They noted that CLS reported no material compliance issues since the last contract renewal. The Trustees noted the specified risk benchmarks for each Core Fund and agreed that there was a clear delineation between each Fund and the specified risk level. They agreed that each Fund’s more recent performance was

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited) (Continued)

an indication of the improvements in performance returns in light of changes at CLS under the CIO’s leadership. The Board reviewed the financial information provided by CLS and concluded that CLS had the financial resources to meet its obligations to the Funds. The Trustees viewed the overall services provided by CLS as satisfactory.

Performance. The Trustees reviewed each Fund’s performance over various time periods. They agreed that their focus should be on more recent performance, since the implementation of amendments to each Fund’s strategies. The Trustees reviewed performance information provided by CLS in the quarterly performance reports for each Fund. The Trustees noted performance during the recent down market from September through the end of December and how CLS stuck to their investment philosophy despite the market volatility. They engaged the representatives from CLS in a discussion about their investment process and the role of tracking error in managing the Funds. With regards to performance, the Board also noted the following:

●	Global Aggressive Equity: The Trustees noted the Fund’s since inception performance lines up with its benchmarks and peer groups. The Trustees also noted the absolute return of the Fund during the first quarter rebounded.

●	Global Diversified Equity: The Trustees noted the Fund’s performance was in-line with the MSCI ACWI Index over the one-year, ten-year, and since inception time frames and trailed slightly against the peer group and Equity Baseline Portfolio (EBP) over the one-year and since inception time frames.

●	Growth and Income: The Trustees noted that the Fund outperformed the MSCI ACWI Index over the prior year and it’s performance was in-line with or exceed its peer group and Morningstar category averages over the five and ten-year time frames. The Trustees also considered the Fund’s diversification compared to the typical fund in the Morningstar category.

●	Flexible Income: The Trustees noted the Fund had achieved its objective of total return, consisting of income and capital growth consistent with preservation of capital. They acknowledged that the Fund underperformed peers and indexes, but was in-line with the Fund’s Risk Budget benchmark across the five-year and since inception time periods.

●	Shelter: The Trustees noted the Fund outperformed its Morningstar category across the five-year and since inception time periods. They considered the management team’s assertion that over the long-term the Fund should outperform other tactical funds because of its more aggressive allocations compared to other tactical funds, and that it had performed as expected.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited) (Continued)

●	Milestone: The Trustees considered that each share class outperformed or was in-line with its peer group and Morningstar category over the one-year and five-year time frames and since the inception of the Fund.

After further discussion and based upon the information noted above and the information provided by CLS about each Fund’s performance versus its respective benchmark over various time periods, the Board concluded that performance for each Fund was reasonable.

Fees and Expenses. The Board reviewed the advisory fees and expense ratios of the Funds relative to each Fund’s adviser selected peer group and Morningstar category and noted that each Fund’s gross advisory fee and net expense ratio were generally in line with the average fee of the respective Fund’s peer group. With regards to fees, the Board also noted the following:

●	Global Aggressive Equity: The Trustees noted the Fund’s advisory fee was lower than the peer group average and in line with the Morningstar category average after application of the fee waiver, and equal to the peer group average before application of the fee waiver.

●	Global Diversified Equity: The Trustees noted the Fund’s advisory fee was comparable to its peer group average fee, and well within the range of fees in the Morningstar category, and in line with its peers based on the size of the Fund.

●	Growth and Income: The Trustees noted the advisory fee was significantly higher than the Morningstar category, but as stated by CLS in its report, a large percent of the funds in the Morningstar category were funds-of-funds investing in affiliated funds with materially different fee structures, and that the Fund’s advisory fee was within the range of its peer group fees.

●	Flexible Income: The Trustees noted the Fund’s advisory fee was lower than the peer group average and in line with the Morningstar category average, and lower than the Morningstar category average after application of the fee waiver.

●	Shelter: The Trustees noted the Fund’s advisory fee was lower than the peer group average and the Morningstar category average.

●	Milestone: The Trustees noted the Fund’s advisory fee was lower than both peer group averages and the Morningstar category average.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited) (Continued)

For each Fund, the Board also reviewed the Funds’ net and gross expense ratios and agreed that although the expense ratios provided a good point of reference, and appeared reasonable, they were not particularly instructive in determining whether an advisory fee was reasonable. The Board concluded that the advisory fee paid by each Fund was not unreasonable.

Profitability. The Board considered the profits realized by CLS in connection with the operation of each Fund, and considered whether the amount of profit was a fair entrepreneurial profit for the management of the Fund. The Trustees discussed the income and other benefits realized by CLS and its affiliates from activities and services provided to the Funds. The Board reviewed CLS’s financial statements as of December 31, 2018 and a representative of CLS confirmed there were no adverse material changes in the financial condition of CLS since the date of the financials. The Trustees concluded that to the extent CLS earned a profit from a Fund, the profits appeared reasonable and not excessive.

Economies of Scale. The Board considered whether economies of scale have been attained with respect to the management of the Funds. They discussed the expense limitation and fee waivers provided by CLS. The Board noted that although the Funds had not yet reached asset levels with economies, CLS was willing to consider economies in the future if Fund assets realize significant growth and that current margins were in-line with their experience. After discussion, it was the consensus of the Board that it would not request any changes to the management fee structure at this time.

Conclusion. Having requested and received such information from CLS as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement were not unreasonable and renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders.

AdvisorOne Funds Annual Report

Proxy Voting Policy

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-811-0225 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-811-0225.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

ABOUT CLS

CLS Investments (CLS) is a third party investment manager, ETF strategist, and long-time trusted partner in the financial industry. CLS’s extensive risk management experience, active asset allocation approach, and customizable strategy offerings have led clients to entrust their portfolios to CLS since 1989.

Through CLS’s partnership structure, your financial advisor maintains a direct relationship with you, while CLS’s portfolio management and analytics teams take on the day-to-day research, trading, and operations required to manage your account. Together, you and your advisor use the tools CLS provides to determine the investing strategy, investment types, and risk tolerance level most appropriate for you. Your advisor provides this information to CLS so we can accordingly make timely active asset allocation decisions within your portfolio. Through this mutually beneficial connection, CLS enhances your advisor’s service to you.

1989
Founded

$9.3B*
Assets Under Management

44K+
CLS clients

13
Portfolio managers & analysts

*As of 4/30/19

888.455.4244	CLSinvest.com	Follow us: @clsinvestments

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Larry Carter is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Carter is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2019 $ 85,800

FY 2018 $ 99,700

(b)	Audit-Related Fees

FY 2018 $ 0

FY 2017 $ 0

Nature of the fees:

(c)	Tax Fees

FY 2019 $ 17,900

FY 2018 $ 20,900

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

Registrant Adviser

FY 2018              $ 0       $ 0

FY 2017              $ 0       $ 0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2018 Services Approved by the Audit Committee

Registrant Adviser

Audit-Related Fees:            0%       0%

Tax Fees:                           0%       0%

All Other Fees:                   0%       0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2019             $ 17,900  $ None

FY 2018             $ 20,900  $ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2019.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorOne Funds

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, Principal Executive Officer/President

Date 7/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, Principal Executive Officer/President

Date 7/8/19

By (Signature and Title)

/s/ Daniel Applegarth

Daniel Applegarth, Principal Financial Officer/Treasurer

Date 7/8/19